As filed with the Securities and Exchange Commission on or about April 29, 2011
Registration No. 033-50390 and 811-07076

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 47	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒
Amendment No. 48	☒

WILSHIRE MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700
Santa Monica, California  90401
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (310) 451-3051

(Name and Address of Agent for Service) Jamie Ohl c/o Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, California 90401	Copy to: Cathy G. O’Kelly Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b); or
☒	on May 1, 2011 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on (date) pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about each Portfolio’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s investment performance during the last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about each Portfolio and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

or by calling toll free 1-888-200-6796

You can also review and copy information about each Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

•  For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

•  Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-07076)

WIL-PS-004-0200

Prospectus	WILSHIRE	May 1, 2011
MUTUAL FUNDS, INC.

Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Small Company Growth Portfolio
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

Small Company Value Portfolio
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

Wilshire 5000 IndexSM Fund
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

Wilshire Large Cap Core Plus Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

www.wilfunds.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of these Portfolios or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Shares of a Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a Portfolio.

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FUND SUMMARIES

Large Company Growth Portfolio

Investment Objective

The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

Fees and Expenses of the Large Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.42%	0.30%
Total Annual Portfolio Operating Expenses	1.42%	1.05%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$145	$449	$776	$1,702
Institutional Class	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 167% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in common stock of companies with larger market capitalizations—greater than approximately $750 million as of December 31, 2010.

•	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Portfolio uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

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Cornerstone Capital Management, Inc. (“Cornerstone”). Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone looks to invest in companies with strong organic revenue and operating earnings growth, financially conservative firms whose net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around short-term price movement of a company as long as there are no changes to its long-term fundamental expectations. The strategy will typically hold around 35 to 55 securities.

Los Angeles Capital Management and Equity Research (“LA Capital”). In managing its portion of the Large Company Growth Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above the Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates.

Victory Capital Management Inc (“Victory”). Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

The Large Company Growth Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

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Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.58% (quarter ended 09/30/10) and the lowest return for a quarter was -23.30% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	19.10%	2.46%	0.76%
Return After Taxes on Distributions	19.09%	1.75%	0.39%
Return After Taxes on Distributions and Sale of Shares	12.43%	1.98%	0.57%
Institutional Class
Return Before Taxes	19.55%	2.83%	1.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401 (k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

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Sub-Advisers and Portfolio Managers

Cornerstone

Thomas G. Kamp, CFA, President, Chief Investment Officer and Portfolio Manager of Cornerstone and Portfolio Manager of the Portfolio. Mr. Kamp has served as Portfolio Manager since 2010.

LA Capital

Thomas D. Stevens, Chairman of LA Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since 2002.

Hal W. Reynolds, Chief Investment Officer of LA Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, Director of Global Equities of LA Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since 2011.

Victory

Erick F. Maronak, Chief Investment Officer and Senior Manager of Victory and Portfolio Manager of the Portfolio. Mr. Maronak has served as Portfolio Manager since 2007.

Scott R. Kefer, CFA, Managing Director of Victory and Portfolio Manager of the Portfolio. Mr. Kefer has served as Portfolio Manager since 2007.

Jason E. Dahl, CFA, Managing Director of Victory and Portfolio Manager of the Portfolio. Mr. Dahl has served as Portfolio Manager since 2007.

Michael Koskuba, Managing Director of Victory and Portfolio Manager/Analyst of the Portfolio. Mr. Koskuba has served as Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Large Company Value Portfolio

Investment Objective

The Large Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.

Fees and Expenses of the Large Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.52%
Total Annual Portfolio Operating Expenses	1.39%	1.27%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$142	$440	$761	$1,669
Institutional Class	$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 140% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in the common stock companies with larger market capitalizations—greater than approximately $232 million as of December 31, 2010.

•
The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Portfolio uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

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Acadian Asset Management LLC (“Acadian”). Acadian’s buy/sell process is completely objective, automated and driven by changes in expected returns whenever a portfolio is re-optimized. The Portfolio’s current holdings with their risk and expected return characteristics are compared to the entire investment universe. Less attractive securities are discarded from the Portfolio while more attractive securities are added, as long as the cost of the buy and sell does not exceed the expected value-added to be gained.

Pzena Investment Management, LLC (“Pzena”). Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Systematic Financial Management, L.P. (“Systematic”). Systematic's strategy includes a quantitative screen of all companies (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with the market capitalization range of companies in the Russell 1000 Value Index. Companies are ranked by valuation and a positive earnings catalyst. Systematic will sell a stock (1) when price appreciation causes the company valuation to expand to fair value, (2) when other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) when analysis leads to an anticipated downward estimate revision or (4) when a negative earnings surprise is reported.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

The Large Company Value Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

9

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended 09/30/09) and the lowest return for a quarter was -22.30% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	13.40%	-0.22%	2.51%
Return After Taxes on Distributions	13.32%	-1.46%	1.24%
Return After Taxes on Distributions and Sale of Shares	8.83%	-0.27%	1.85%
Institutional Class
Return Before Taxes	13.57%	-0.04%	2.74%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

10

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

Acadian

Ronald D. Frashure, President and Chief Executive Officer of Acadian and Portfolio Manager of the Portfolio. Mr. Frashure has served as Portfolio Manager since 2007.

John R. Chisholm, Executive Vice-President and Chief Investment Officer of Acadian and Portfolio Manager of the Portfolio. Mr. Chisholm has served as Portfolio Manager since 2007.

Brian K. Wolahan, Senior Vice-President and Director, Portfolio Management of Acadian and Portfolio Manager of the Portfolio. Mr. Wolahan has served as Portfolio Manager since 2007.

Raymond F. Mui, Senior Vice-President of Acadian and Portfolio Manager of the Portfolio. Mr. Mui has served as Portfolio Manager since 2007.

Pzena

Richard S. Pzena, Manager Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Pzena has served as Portfolio Manager since 2004.

John P. Goetz, Managing Principal and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Goetz has served as Portfolio Manager since 2004.

Antonio DeSpirito, III, Principal of Pzena and Portfolio Manager of the Portfolio. Mr. DeSpirito has served as Portfolio Manager since 2004.

Systematic

Kevin McCreesh, Partner of Systematic and Portfolio Manager of the Portfolio. Mr. McCreesh has served as Portfolio Manager since 2007.

Ronald Mushock, and Portfolio Manager of the Portfolio. Mr. Mushock has served as Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

11

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Small Company Growth Portfolio

Investment Objective

The Small Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small cap growth sub-category.

Fees and Expenses of the Small Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.08%	1.02%
Total Annual Portfolio Operating Expenses	2.18%	1.87%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$221	$682	$1,169	$2,513
Institutional Class	$190	$588	$1,011	$2,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the small company growth segment of the U.S. equity market.

•
The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which range between approximately $10 million and $5.2 billion as of December 31, 2010.

•	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Portfolio places less emphasis on companies with a long history of established growth than the Large Company Growth Portfolio.

•	The Portfolio invests in small-cap companies that may still further develop.

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•	The Portfolio uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research ("LA Capital"). In managing its portion of the Small Company Growth Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above the Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates.

Ranger Investment Management, L.P (“Ranger”). Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Ranger utilizes a proprietary system to identify companies that violate the firm’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

The Small Company Growth Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as small cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

14

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 20.51% (quarter ended 12/31/01) and the lowest return for a quarter was -26.62% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	26.19%	3.80%	5.27%
Return After Taxes on Distributions	26.19%	3.03%	4.60%
Return After Taxes on Distributions and Sale of Shares	17.02%	3.14%	4.44%
Institutional Class
Return Before Taxes	26.60%	4.05%	5.51%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	3.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401 (k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

15

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

LA Capital

Thomas D. Stevens, Chairman of LA Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since 2002.

Hal W. Reynolds, Chief Investment Officer of LA Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, Director of Global Equities of LA Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since 2011.

Ranger

W. Conrad Doenges, Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Small Company Value Portfolio

Investment Objective

The Small Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small cap value sub-category.

Fees and Expenses of the Small Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.77%	0.82%
Total Annual Portfolio Operating Expenses	1.87%	1.67%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$190	$588	$1,011	$2,190
Institutional Class	$170	$526	$907	$1,976

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the small company value segment of the U.S. equity market.

•
The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which range between approximately $42 million and $4.1 billion as of December 31, 2010.

•
The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

•	The Portfolio invests in small-cap companies that may still further develop.

•	The Portfolio uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

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Los Angeles Capital Management and Equity Research ("LA Capital"). In managing its portion of the Small Company Value Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above the Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates.

NWQ Investment Management Company, LLC (“NWQ”). NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes.  Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

The Small Company Value Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as small cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

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Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 25.22% (quarter ended 09/30/09) and the lowest return for a quarter was -24.52% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	23.60%	3.33%	8.42%
Return After Taxes on Distributions	23.46%	2.45%	6.96%
Return After Taxes on Distributions and Sale of Shares	15.53%	2.65%	6.85%
Institutional Class
Return Before Taxes	23.80%	3.68%	8.75%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.42%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401 (k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

19

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

LA Capital

Thomas D. Stevens, Chairman of LA Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since 2002.

Hal W. Reynolds, Chief Investment Officer of LA Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, Director of Global Equities of LA Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since 2011.

NWQ

Phyllis G. Thomas, CFA, Portfolio Manager of the Portfolio. Ms. Thomas has served as Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Wilshire 5000 IndexSM Fund

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.37%	0.40%
Total Annual Portfolio Operating Expenses	0.72%	0.50%

Example: This example is intended to help you compare the cost of investing in the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Index Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$74	$230	$401	$894
Institutional Class	$51	$160	$280	$628

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

•	The Index Fund invests primarily in the common stock of companies included in the Index that are representative of the Index.

•
The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

•	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

21

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.

The Index Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

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During the periods shown in the bar chart, the highest return for a quarter was 16.27% (quarter ended 09/30/09) and the lowest return for a quarter was -22.36% (quarter ended 12/31/08).

The returns for the Index Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	16.44%	2.20%	1.68%
Return After Taxes on Distributions	16.22%	1.91%	1.42%
Return After Taxes on Distributions and Sale of Shares	10.98%	1.77%	1.31%
Institutional Class
Return Before Taxes	16.71%	2.40%	1.93%
Wilshire 5000 IndexSM (reflects no deduction for fees, expenses or taxes)	17.17%	2.90%	2.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Sub-Adviser and Portfolio Managers

LA Capital

Thomas D. Stevens, Chairman of LA Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since 2002.

Hal W. Reynolds, Chief Investment Officer of LA Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, Director of Global Equities of LA Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since 2011.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Index Fund are as follows:

Investment Class Shares. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for the Index Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Index Fund. Subsequent investments must be at least $100,000.

23

To Redeem Shares

You may sell your shares back to the Index Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24

Wilshire Large Cap Core Plus Fund
(formerly, Wilshire Large Cap Core 130/30 Fund)

Investment Objective

The Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”) seeks capital appreciation.

Fees and Expenses of the Large Cap Core Plus Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Core Plus Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.98%	0.96%
Dividend Expense on Securities Sold Short	0.47%	0.47%
Interest Expense on Borrowing	0.14%	0.14%
Rebates on Securities Sold Short	0.08%	0.08%
Remainder of Other Expenses	0.29%	0.27%
Total Annual Fund Operating Expenses*	2.23%	1.96%
Less Fee Waiver/Expense Reimbursement	-0.04%	-0.02%
Net Annual Fund Operating Expenses	2.19%	1.94%

*
Wilshire has entered into a contractual expense limitation agreement with the Company, on behalf of the Large Cap Core Plus Fund to waive a portion of its management fee to limit expenses of the Large Cap Core Plus Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2012 or upon the termination of the Advisory Agreement. To the extent that the Large Cap Core Plus Fund's expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the Large Cap Core Plus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Core Plus Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$222	$693	$1,191	$2,561
Institutional Class	$197	$613	$1,055	$2,284

Portfolio Turnover

The Large Cap Core Plus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Large Cap Core Plus Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Large Cap Core Plus Fund’s performance. During the most recent fiscal year, the Large Cap Core Plus Fund’s portfolio turnover rate was 283% of the average value of its portfolio.

25

Principal Investment Strategies

•
The Large Cap Core Plus Fund normally invests at least 85% of its net assets in large cap securities. Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index—greater than approximately $263 million as of December 31, 2010.

•	The Large Cap Core Plus Fund invests substantially all its assets in growth and value stocks of large cap companies.

•	Each sub-adviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform.

•
The Large Cap Core Plus Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions. The Large Cap Core Plus Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

•
The Large Cap Core Plus Fund’s equity investments principally include common stocks, but may also include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The Large Cap Core Plus Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The Large Cap Core Plus Fund also may engage in short sales of ETFs and similarly structured pooled investments.

•
The Large Cap Core Plus Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

•	The Large Cap Core Plus Fund uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

Pyramis Global Advisors, LLC (“Pyramis”). Pyramis constructs its portion of the Large Cap Core Plus Fund by using a bottom-up, fundamental strategy to identify securities that may outperform (and underperform) the market. Portfolio decisions for the Large Cap Core Plus Fund are generally based on Pyramis’ stock selection abilities backed by its in-depth proprietary research. In general, stocks are sold or covered when the investment thesis behind the stock’s inclusion in the portfolio has played out, if there is a change to the investment thesis given new information, or if Pyramis perceives a better opportunity elsewhere in the market.

TWIN Capital Management, Inc. (“TWIN”). TWIN’s buy and sell decisions are primarily based on the scores (of a stock’s relative attractiveness) produced by TWIN’s valuation model. TWIN will purchase equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains, and exhibit more stable and sustainable earnings relative to peer group stocks (those stocks with high model scores). TWIN will either sell long or sell short overvalued securities, with lagging price gains and declining expected earnings, coupled with greater uncertainty regarding future earnings (those stocks with low model scores).

UBS Global Asset Management Americas (“UBS”). UBS uses primarily fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, UBS buys securities “long” for the Fund’s portfolio that it believes are underpriced and will outperform, and sells securities “short” that it believes are overpriced and will underperform.

26

Principal Risks

You may lose money investing in the Large Cap Core Plus Fund. In addition, investing in the Large Cap Core Plus Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Large Cap Core Plus Fund is equity risk. This is the risk that the prices of stocks held by the Large Cap Core Plus Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Large Cap Core Plus Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Large Cap Core Plus Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Multi-Managed Fund Risk. The Large Cap Core Plus Fund is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Large Cap Core Plus Fund may have buy and sell transactions in the same security on the same day. In addition, at any given time, the Large Cap Core Plus Fund may have long and short positions in the same security.

Short Sale Risk. Short sales involve costs and risk. If a security sold short increases in price, the Large Cap Core Plus Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss. The Large Cap Core Plus Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Large Cap Core Plus Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so. As a result, the Large Cap Core Plus Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons and the amount the Large Cap Core Plus Fund could lose on a short sale is theoretically unlimited.

Derivatives Risk. The Large Cap Core Plus Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and forward contracts. A small investment in derivatives could have a potentially large impact on the Large Cap Core Plus Fund’s investment performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Large Cap Core Plus Fund will not correlate with the underlying instruments or the Large Cap Core Plus Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the Large Cap Core Plus Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Large Cap Core Plus Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

ETF Risk. ETFs in which the Large Cap Core Plus Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involve duplication of advisory fees and certain other expenses.

Real Estate Investment Trust Risk. The Large Cap Core Plus Fund may invest in REITs, which carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property

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taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified, and may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Portfolio Turnover Risk. The Large Cap Core Plus Fund may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

The Large Cap Core Plus Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth; or

•	you are looking for an investment with potential for higher risk and higher return due to the short selling strategy.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Large Cap Core Plus Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Large Cap Core Plus Fund's average annual total returns compare to those of a broad measure of market performance. The Large Cap Core Plus Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 14.05% (quarter ended 09/30/09) and the lowest return for a quarter was -22.84% (quarter ended 12/31/08).

The returns for the Large Cap Core Plus Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

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Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	3 years	Since Inception (11/16/07)
Investment Class
Return Before Taxes	11.47%	-6.54%	-5.93%
Return After Taxes on Distributions	11.19%	-6.64%	-6.03%
Return After Taxes on Distributions and Sale of Shares	7.77%	-5.51%	-5.00%
Institutional Class
Return Before Taxes	11.82%	-6.22%	-5.61%
S&P 500 Index (reflects no deduction for fees, expenses and taxes)	15.06%	-2.86%	-2.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

Pyramis

John Power, Senior Vice President of Domestic Equities of Pyramis and Portfolio Team Leader for the Large Cap Core Core Plus Strategy and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Power has served as Portfolio Manager since 2010.

Thorsten Becker, Sector Portfolio Manager covering the Financial Services sector of Pyramis and its parent company and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Becker has served as Portfolio Manager since 2010.

Robert Bao, CFA, Sector Portfolio Manager covering the Industrials and Energy sectors of Pyramis and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Bao has served as Portfolio Manager since 2010.

Andrew R. Burzumato, Sector Portfolio Manager covering the Utilities and Consumer Staples sectors and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Burzumato has served as Portfolio Manager since 2010.

Vincent Rivers, Sector Portfolio Manager focusing on the Information Technology and Telecom sectors and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Rivers has served as Portfolio Manager since 2010.

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TWIN

Geoffrey Gerber, President and Chief Investment Officer of TWIN and Portfolio Manager of the Large Cap Core Plus Fund. Mr. Gerber has served as Portfolio Manager since 2007.

Christopher Erfort, Senior Vice President of TWIN and Portfolio Manager of the Large Cap Core Plus Fund. Mr. Erfort has served as Portfolio Manager since 2007.

UBS

John Leonard, CFA, Managing Director and Head of U.S. Equities at UBS and Portfolio Manager of the Large Cap Core Plus Fund. Mr. Leonard has served as Portfolio Manager since 2010.

Tom Cole, CFA, Managing Director and Director of Equity Research and Portfolio Manager of the Large Cap Core Plus Fund. Mr. Cole has served as Portfolio Manager since 2010.

Scott Bondurant, Executive Director and Global Head of Long/Short Strategies and Portfolio Manager of the Large Cap Core Plus Fund. Mr. Bondurant has served as Portfolio Manager since 2010.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Large Cap Core Plus Fund are as follows:

Investment Class Shares. The minimum initial investment in the Large Cap Core Plus Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Large Cap Core Plus Fund must be at least $100.  The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Large Cap Core Plus Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Large Cap Core Plus Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Large Cap Core Plus Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Large Cap Core Plus Fund through a broker-dealer or other financial intermediary (such as a bank), the Large Cap Core Plus Fund and its related companies may pay the intermediary for the sale of Large Cap Core Plus Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large Cap Core Plus Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS AND RISKS

While the previous pages describe the main points of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio (collectively, the “Style Portfolios”), Index Fund and the Large Cap Core Plus Fund’s strategy and risks, the following pages describe additional details regarding the Portfolios.

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as sub-advisers, and determines the allocation of each Portfolio’s assets among the selected sub-advisers through the use of sophisticated models. In its discretion, Wilshire may allocate no assets to a given sub-adviser. Each sub-adviser manages a portion of one or more of the Portfolios. Wilshire selects sub-advisers to manage the assets of the Portfolios, subject to approval of the Company’s Board of Directors (the “Board”), based upon a due diligence process that focuses on, but is not limited to, each sub-adviser’s philosophy and process, people and organization, resources and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the sub-advisers. Additionally, the risk profiles of the Portfolios and the sub-advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the sub-advisers.

Style Portfolios

The Company offers focused exposure to four distinct segments of the U.S. market — large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for “large company” and “small company” stocks. The Style Portfolios’ “growth” and “value” criteria generally follow the criteria of each Portfolio’s respective benchmarks. Each Style Portfolio owns only securities within these parameters which correspond to that style. The Style Portfolios invest substantially in common stock, but other investments may also include cash equivalents, convertible securities, warrants and ETFs. To maintain a proper style exposure in each Style Portfolio, the sub-advisers will change a Style Portfolio’s holdings as companies’ characteristics change. A sub-adviser will sell stocks that no longer meet the criteria of a particular Style Portfolio. For example, a sub-adviser may consider a stock to no longer be a value stock if its price advances strongly. Each sub-adviser seeks to maintain a fully invested position in a Style Portfolio at all times. This means that a Style Portfolio generally holds little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the sub-advisers managing each Style Portfolio are described in more detail below. No assurance exists that a Style Portfolio will achieve its investment objectives.

Acadian

Acadian serves as a sub-adviser to a portion of the Large Company Value Portfolio. Acadian’s U.S. Value Equity strategy is a value-oriented approach to active stock selection in the U.S. market and uses a highly disciplined and structured approach to select the most attractive stocks from over 4,000 large-cap stocks currently contained in Acadian’s U.S. stock universe. The strategy takes active positions versus the benchmark using sophisticated quantitative techniques based on a wide range of investment factors. The process targets undervalued securities with attractive underlying business trends, based on a range of earnings-, quality- and price-related factors that are also incorporated in the process.

A stock enters the portfolio from the bottom up. Each day, every stock in the universe receives an updated score, in terms of standard deviations from the average for its market, on a wide range of the fundamental value factors and other measures noted above. First the stock is evaluated from a bottom-up perspective to attempt to predict how it will perform within its industry and then from a top-down perspective in an effort to predict the relative performance of each industry.

From this, along with some minor scaling and other adjustments, Acadian derives an expected relative return for the stock, which is one of the inputs into the optimization process. The optimizer weights the return forecasts for all stocks in the allowed universe for the portfolio, along with their diversification characteristics (risk, correlation, liquidity, and sector/

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industry representation) to determine which ones have a place in the optimal portfolio mix. The stock and sector/industry weights of the optimized portfolio are the result of these stock choices, combined with overall portfolio risk control.

A stock will be automatically sold in a subsequent optimization if its expected return deteriorates to the point where it can be replaced by a more attractive stock that plays an equally useful diversification role. The replacement stock’s expected return must be enough to more than cover the expected transaction costs of selling the original stock and buying something else.

Cornerstone

Cornerstone serves as a sub-adviser to a portion of the Large Company Growth Portfolio. Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone looks to invest in companies with strong organic revenue and operating earnings growth, firms whose net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around short-term price movement of a company as long as there are no changes to its long-term fundamental expectations. The strategy will typically hold around 35 to 55 securities.

LA Capital

LA Capital serves as a sub-adviser to a portion of each of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. In managing its portion of each of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above a Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark.

LA Capital builds portfolios that maximize return subject to an acceptable level of risk relative the portfolio's benchmark. Security level alphas are generated on a weekly basis and the portfolio is rebalanced through an optimization process to improve the portfolio's risk return profile. Using the alphas for each stock, a mean variance optimizer is used to rebalance the portfolio. In this process, LA Capital develops a trade list of individual securities that will seek to improve the portfolio’s return/risk profile relative to the current portfolio. A portfolio is rebalanced to reflect changes in investor preferences as measured by our factor forecasts. If a security no longer has the risk characteristics we believe investors are favoring, LA Capital will see a need to sell a stock in the portfolio. As economic conditions change and investor risk preferences evolve, our forecasts for these and other factors will change accordingly.

LA Capital does not set price targets or impose valuation constraints.  The Dynamic Alpha Stock Selection Model is the basis of security valuation and selection. LA Capital may limit or modify a portfolio's holdings based upon a perceived risk or concern regarding a particular company's investment merits. LA Capital's portfolios are typically fully invested, with cash holdings generally representing less than 0.5% of the portfolio's value.

NWQ

NWQ serves as a sub-adviser to a portion of the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ’s stock selection process is driven by rigorous bottom-up fundamental research that begins with a universe encompassing approximately 2,000 companies.  Special situation stocks, including American Depository Receipts (“ADRs”),

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are occasionally included in the universe. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside.  Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40 to 70 securities for its portion of the Small Company Value Portfolio.

NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Pzena

Pzena serves as a sub-adviser to a portion of the Large Company Value Portfolio. Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the volatility of Pzena’s portion of the Large Company Value Portfolio compared to more diversified funds.

Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid “emotional” input and to focus on the pure valuation level of each company.

Ranger

Ranger serves as sub-adviser to a portion of the Small Company Growth Portfolio. Ranger utilizes a disciplined, consistent investment approach to both securities selection and risk management. Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation.

In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, Ranger’s investment team then determines whether a company is undervalued and whether there is sufficient upside to the stock price to warrant an investment.

Ranger utilizes information provided by two of its proprietary systems, “Long Manager” and the “Suspect List”, to monitor its portfolios and better understand risk. “Long Manager” is a real-time analytical tool utilized by Ranger’s investment team on a daily basis to monitor individual stocks and client portfolios to ensure compliance with client investment objectives. “Long Manager” also provides detailed, up-to-the-minute market information relating to all portfolio holdings and identifies securities that violate internal guidelines or are approaching their price targets. The “Suspect List” monitors 23 fundamental and technical characteristics and is used to identify companies that violate the firm’s sell disciplines. Ranger’s continual review process is designed to identify problem stocks early and enhance performance by removing them before they become significant problems Ranger’s portion of the Small Company Growth Portfolio.

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Systematic

Systematic serves as a sub-adviser to a portion of the Large Company Value Portfolio. Systematic’s large cap value investment strategy originates with a quantitative screen of all companies (US. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 1000 Value Index. Companies are ranked by valuation and a positive earnings catalyst.  Systematic’s screening process generates a research focus list of approximately 150 companies meriting rigorous fundamental analysis to confirm each stock’s value and catalysts for appreciation.

Systematic will sell a stock (1) when price appreciation causes the company valuation to expand to fair value, (2) when other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) when analysis leads to an anticipated downward estimate revision or (4) when a negative earnings surprise is reported.

Victory

Victory serves as a sub-adviser to a portion of the Large Company Growth Portfolio. Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth.

Earnings growth drives stock prices over time. Victory seeks high-quality companies that have growing earnings, strong financial foundations, market-leadership, and superb management teams. The Victory investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory believes will deliver earnings growth greater than that which the market expects. Victory employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 stocks. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory does not time the market and seeks to remain fully invested at all times.

The Index Fund

The Index Fund provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 3,500 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ over-the-counter market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

LA Capital serves as the sub-adviser to the Index Fund. LA Capital manages the Index Fund using an enhanced stratified sampling investment approach.  Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

Over time, LA Capital expects the correlation between the performance of the Index and the performance of the Index Fund to be over 90% before the deduction of Index Fund expenses. A 100% correlation would indicate that the Index Fund’s performance exactly matches the performance of the Index. The Index Fund’s ability to track the Index’s performance will be affected by factors such as the Index Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of Index Fund shares.

The Large Cap Core Plus Fund

As noted previously, each sub-adviser will take long positions in securities it believes have the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform. Selling short allows a sub-adviser to sell a security it does not own in anticipation of a possible decline in the security’s market price. To complete the short sale, the Large Cap Core Plus Fund buys back the same security in the market and returns it to the lender. The Large Cap Core Plus Fund makes money when it buys the shorted security at a lower price. The Large Cap Core Plus Fund loses money on a short sale when the price of the security goes up and the sub-adviser must pay more for the security to return it to the lender. The Large Cap Core Plus Fund pays interest to the lender for borrowing the security.

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Each sub-adviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.  Short sales allow the Large Cap Core Plus Fund to earn returns on securities a sub-adviser believes will underperform and to maintain additional long positions while keeping the Large Cap Core Plus Fund’s net exposure to the market at a level similar to a “long only” strategy. As a result, the Large Cap Core Plus Fund intends to maintain approximately 100% net long exposure.

Until a short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Large Cap Core Plus Fund’s obligation to cover the short position. However, the Large Cap Core Plus Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities.  If the Large Cap Core Plus Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any collateral obligation. In addition, the Large Cap Core Plus Fund must maintain sufficient liquid assets (less any collateral held by the broker), marked-to-market daily, to cover its short sales obligations. Generally, the Large Cap Core Plus Fund must return to the lender any dividends or interest earned on a security during the loan period.

Short sales involve risks in addition to those discussed in the Fund Summary. When borrowing a security for delivery to a buyer, the Large Cap Core Plus Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Large Cap Core Plus Fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Large Cap Core Plus Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Large Cap Core Plus Fund is unable to borrow the same security for delivery.  In that case, the Large Cap Core Plus Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until the Large Cap Core Plus Fund replaces a borrowed security, it is required to maintain cash in a segregated account or liquid assets to cover the Large Cap Core Plus Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  Additionally, the Large Cap Core Plus Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit the Large Cap Core Plus Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Large Cap Core Plus Fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss.  Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Large Cap Core Plus Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Large Cap Core Plus Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Large Cap Core Plus Fund is using a form of leverage, which creates special risks. The use of leverage may increase the Large Cap Core Plus Fund’s exposure to long equity positions and make any change in the Large Cap Core Plus Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This may increase the volatility of returns. There is no guarantee that the Large Cap Core Plus Fund will leverage its portfolio, or if it does, that the Large Cap Core Plus Fund’s leveraging strategy will be successful. The Large Cap Core Plus Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

The Large Cap Core Plus Fund may also invest in convertible securities, which are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

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Additionally, the Large Cap Core Plus Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Certain Wilshire funds are permitted to invest in the Large Cap Core Plus Fund. As a result, the Large Cap Core Plus Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Large Cap Core Plus Fund’s performance if the Large Cap Core Plus Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Large Cap Core Plus Fund’s transaction costs.

The investment philosophies of the sub-advisers of the Large Cap Core Plus Fund are described in more detail below. No assurances exist that the Large Cap Core Plus Fund will achieve its investment objective.

Pyramis

Pyramis serves as a sub-adviser to a portion of the Fund. Pyramis constructs its portion of the Fund by using a bottom-up, fundamental strategy to identify securities that may outperform (and underperform) the market. The primary driver of Pyramis’ large cap core strategy is its stock selection skill based on its in-depth proprietary research on both the long and short sides of Pyramis’ portion of the Fund. Pyramis’ sector teams generally focus on strong, company-level “catalysts” that can be translated into either a long or short position. Examples of catalysts include new product cycles, changes in management, and changing competitive position. From a valuation perspective, Pyramis looks for stocks that are trading at reasonable valuations relative to growth prospects and relative to peers. In general, stocks are sold or covered when the investment thesis behind the stock’s inclusion in the portfolio has played out, if there is a change to the investment thesis given new information, or if Pyramis perceives a better opportunity elsewhere in the market. Pyramis’ portion of the Fund is constructed within certain sector and security level constraints to seek alpha, neutralize systematic exposures, ensure style consistency and to limit tracking error to the Fund’s benchmark, the S&P 500 Index.

TWIN

TWIN serves as a sub-adviser to a portion of the Large Cap Core Plus Fund. A quantitative multi-factor stock selection model is central to TWIN’s investment process. The model produces a relative attractiveness score for all stocks in TWIN's more stable universe. TWIN constructs its portion of the Large Cap Core Plus Fund by purchasing large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains, and exhibit more stable and sustainable earnings relative to peer group stocks (those stocks with high model scores). Simultaneously, TWIN will sell short overvalued securities, with lagging price gains and declining expected earnings, coupled with greater uncertainty regarding future earnings (those stocks with low model scores). The TWIN investment team seeks to generate alpha (relative to the Russell 1000 Index) by investing roughly 130% in long positions and 30% in short positions. TWIN employs a systematic, bottom-up stock selection approach along with a “Fundamental Tilt” element that positions the Large Cap Core Plus Fund at the margin towards the size and style segments of the market that TWIN believes will be in favor. Additionally, TWIN actively manages the active risk (tracking error) of the Large Cap Core Plus Fund based on its outlook for market risk and breadth. TWIN’s portion of the Large Cap Core Plus Fund’s portfolio will generally consist of between 200 and 350 stocks and TWIN will control for sector, industry and market risk levels. TWIN does not time the market and seeks to remain fully invested at all times.

UBS

UBS serves as a sub-adviser to a portion of the Large Cap Core Plus Fund. UBS’ investment style is singularly focused on investment fundamentals. UBS believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. UBS tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. In constructing the Fund’s

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portfolio, UBS uses primarily fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, UBS buys securities “long” for the Fund’s portfolio that it believes are underpriced and will outperform, and sells securities “short” that it believes are overpriced and will underperform. UBS anticipates that it will normally maintain long positions in equity securities and securities with equity-like characteristics equal to 120% to 140% of the value of its net assets, short positions in equity securities and securities with equity-like characteristics equal to 20% to 40% of the value of its net assets and cash positions equal to 0% to 10% of the value of its net assets. This active management process is intended to produce performance that outperforms the Fund’s benchmark. The Fund’s ability to fully implement its investment strategy may be affected by regulatory restrictions prohibiting short sales of certain securities that may be imposed from time to time. In employing its investment strategies for its portion of the Fund, UBS attempts to outperform (before taking into account any Fund fees or expenses) the Russell 1000 Index by 2.50% to 5.00% per year with a similar level of market risk as the benchmark over a full market cycle. A typical market cycle is 4 to 7 years.

Recent Market Events Risk

The equity and debt capital markets in the U.S. have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Portfolios. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively impact the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

A Portfolio may lend its investment securities in an amount of up to 33 ⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios’ Board will make arrangements to vote or consent with respect to a material event affecting a Portfolio’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios’ Statement of Additional Information (“SAI”) and on the Company’s website at www.wilfunds.com. The Portfolios’ complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).

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MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Wilshire is the investment adviser for the Portfolios. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2010, Wilshire managed $67.94 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Cleo Chang, Aysun Gelisen, Jeff Kriegish, Jamie Ohl, Jason Schwarz, James St. Aubin, Helen Webb-Thompson and Victor Zhang. Mr. Zhang is chairman of the investment committee.

The Portfolios paid Wilshire the advisory fees shown below during 2009.

Portfolio	Management fee as a % of average daily net assets of the Portfolio
Large Company Growth Portfolio	0.75%
Large Company Value Portfolio	0.75%
Small Company Growth Portfolio	0.85%
Small Company Value Portfolio	0.85%
Wilshire 5000 IndexSM Fund	0.10%
Wilshire Large Cap Core Plus Fund*	1.00%

*	The Advisor waived 0.03% of its management fee pursuant to a contractual agreement to limit expenses during the 2010 fiscal year.

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain sub-advisers for the Portfolios in certain circumstances without shareholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth Portfolio and Large Company Value Portfolio, up to 0.85% of average daily net assets for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets of the Index Fund and up to 1.00% of the average daily net assets for the Large Cap Core Plus Fund.

Wilshire has entered into a contractual expense limitation agreement with the Large Cap Core Plus Fund to waive a portion of its management fee to limit expenses of the Large Cap Core Plus Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2012. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation. Since July 22, 2004, Wilshire has voluntarily waived advisory fees and reimbursed expenses of the Small Company Growth Portfolio and Small Company Value Portfolio so that total annual portfolio operating expenses of each Portfolio will not exceed 1.50% of the average daily net assets of the Investment Class. Since July 22, 2004, Wilshire has voluntarily agreed to limit total annual portfolio operating expenses for the Institutional Class Shares of the Small Company Growth Portfolio and Small Company Value Portfolio to 1.50% less an equivalent ratio of Investment Class share-specific expenses. These voluntary fee waivers/reimbursements are expected to continue until December 31, 2011 and may be terminated or modified at any time, subject to approval of the Board. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Company’s annual report to shareholders dated December 31, 2010.

Wilshire may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the Portfolios available on their omnibus platforms a “servicing fee” and other non-cash compensation for

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performing certain administrative service functions for shareholders.  These payments and compensation are in addition to fees paid by the Portfolios. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client Portfolio shares.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Portfolio, to certain financial institutions (which may include banks, securities dealers and other industry professional) for the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Portfolio, any record keeping or sub-transfer agency fees payable by the Portfolio, or other fees described in the fee table or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Portfolio on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institutions sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Portfolio attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Portfolio available to its customers and may allow the Portfolios greater access to the financial institution’s customers.

Investment Sub-Advisers

The SEC has issued an order (the “Order”) to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each Portfolio’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with each Portfolio’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board’s approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Each sub-adviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board’s approval of each sub-advisory agreement is available in the Company’s annual report to shareholders dated December 31, 2010. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.

Acadian

Wilshire has entered into a sub-advisory agreement with Acadian, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Acadian is located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian manages risk-controlled, value-focused portfolios on behalf of pension funds, endowments, foundations, governments and other institutions based in the US. and abroad. Acadian’s investment process employs sophisticated analytical models for active stock selection as well as peer group valuation. As of December 31, 2010, Acadian managed approximately $49 billion in assets.

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A team of sixteen investment professionals manage Acadian’s allocated portion of the Large Company Value Portfolio’s assets. The following are the five key investment professionals on Acadian’s portfolio management team. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian’s investment and quantitative management. Mr. Frashure joined Acadian in 1988. John R. Chisholm, Executive Vice President and Chief Investment Officer, is responsible for oversight of portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Brian K. Wolahan, Senior Vice President and Director, Portfolio Management, is responsible for developing and applying quantitative techniques to the evaluation of markets and securities.  Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991.

Cornerstone

Wilshire has entered into a sub-advisory agreement with Cornerstone effective June 1, 2010, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Cornerstone is located at 7101 West 78th Street, Suite 201, Bloomington, Minnesota 55439. Andrew S. Wyatt and Thomas G. Kamp own a majority of Cornerstone and are deemed to control it. Mr. Wyatt is Chief Executive Officer and a director of the Adviser. Thomas G. Kamp, CFA, the President, Chief Investment Officer and Portfolio Manager of Cornerstone, is also an owner of Cornerstone. As of December 31, 2010, Cornerstone managed approximately $1.7 billion in assets. Mr. Kamp, is the portfolio manager of the Large Company Growth Portfolio. Mr. Kamp joined Cornerstone in February 2006. Previously, he was a Senior Vice President and Portfolio Manager at Alliance Capital Management from 1993-2006. He earned his MBA at Northwestern University and a BSME at Southern Methodist University.

LA Capital

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Wilshire 5000 Index Fund and portions of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2010, LA Capital managed approximately $6.7 billion in assets. Thomas D. Stevens, the Chairman, Hal W. Reynolds, Chief Investment Officer, and Daniel E. Allen, Director of Global Equities, are the senior portfolio managers for the portion of each Portfolio sub-advised by LA Capital. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of LA Capital, which was established in 2002. Prior to joining LA Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire.

NWQ

Wilshire entered into a subadvisory agreement with NWQ, effective November 13, 2007, as amended from time to time, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. NWQ is located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067. As of December 31, 2010, NWQ managed approximately $22 billion in assets. Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. Ms. Thomas joined NWQ in 1990 and previously managed institutional portfolios for The Boston Company and Standard Investment Management Company. Ms. Thomas provides portfolio management services to NWQ’s small and small/mid-cap portfolios on a day-to-day basis.

NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”), maintaining autonomy with regard to personnel, investment philosophy, process, style, and client relationships.  Nuveen is a subsidiary of Windy City Investments, Inc. (“Windy City”), which is a wholly owned subsidiary of Windy City Investments Holdings, LLC (“Windy City Holdings”), a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm.  Bank of America/Merrill Lynch & Co. (“BofA/ML”) owns approximately 9.5% of the equity of Windy City Holdings.  In addition, effective December 31, 2010, in connection with Nuveen’s acquisition of the long-term asset business of FAF Advisors, Inc. from U.S. Bank

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National Association (“US Bank”), an affiliate of US Bank became a holder of approximately 9.5% of the equity of Windy City Holdings.  Accordingly, both BofA/ML and US Bank are indirect investors in Nuveen.

Pyramis

Wilshire has entered into a sub-advisory agreement with Pyramis, effective March 1, 2010, to manage a portion of the Large Cap Core Plus Fund, subject to the supervision of Wilshire and the Board. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917. Pyramis is a wholly owned subsidiary of Pyramis Global Advisors Holdings Corp., which in turn is wholly owned by FMR LLC. As of December 31, 2010, Pyramis managed approximately $37.7 billion in assets.

The Portfolio Team Leader, along with the assistance of the Sector Portfolio Managers, executes Pyramis’ core plus investment strategy on behalf of the Fund.  The Portfolio Team Leader is responsible for portfolio construction, risk management and trading. Each Sector Portfolio Manager manages an independent core plus sector sub-portfolio, which is then aggregated to form the diversified portfolio. The allocation of assets to each of the sector sub-portfolios corresponds to the weight of the sector within the S&P 500 Index. For portfolio construction, Pyramis uses a team-based “best ideas” approach. The specialized role of the Sector Portfolio Manager ensures focus and proficiency in identifying long and short positions consistent with respective areas of expertise.

The Sector Portfolio Managers are responsible for all buy and sell decisions for their respective sub-portfolios in their sectors, but the Lead Portfolio Manager has the final authority on all trades and could override if necessary. The Lead Portfolio Manager and some of the Sector Portfolio Managers are listed below based on the percentage weight of the benchmark for their respective sectors of responsibilities:

John Power, Senior Vice President of Domestic Equities at Pyramis and Portfolio Team Leader for the Large Cap Core Plus Strategy, has been employed by Pyramis and its parent company since 2005.

Thorsten Becker, Sector Portfolio Manager covering the Financial Services sector, has been employed by Pyramis and its parent company since 1994.

Robert Bao, CFA, Sector Portfolio Manager covering the Industrials and Energy sectors, has been employed by Pyramis and its parent company since 1997.

Andrew R. Burzumato, Sector Portfolio Manager covering the Utilities and Consumer Staples sectors, has been employed by Pyramis and its parent company since 2000.

Vincent Rivers, Sector Portfolio Manager focusing on the Information Technology and Telecom sectors, has been employed by Pyramis and its parent company since 2006.

Pzena

Wilshire entered into a sub-advisory agreement with Pzena, effective December 23, 2004, as amended from time to time, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036.  As of December 31, 2010, Pzena managed approximately $15.6 billion in assets. Pzena’s investment team consists of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at Pzena. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. DeSpirito is a Principal and portfolio manager of large cap value at Pzena. Previously, Mr. DeSpirito was one of the portfolio managers of Pzena’s small cap value service. Prior to joining Pzena in 1996, Mr. DeSpirito was an associate in the Corporate Department at the Boston-based law firm of Ropes & Gray.

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Ranger

Wilshire has entered into a sub-advisory agreement with Ranger, effective September 19, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Ranger is located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201. As of December 31, 2010, Ranger managed approximately $1.09 billion in assets. W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Company Growth Portfolio’s assets. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small, mid and mid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Systematic

Wilshire has entered into a sub-advisory agreement with Systematic, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666.  Systematic was founded in 1982 as a registered investment adviser, specializing in the management of value portfolios throughout the market capitalization spectrum. Systematic’s assets under management as of December 31, 2010 were approximately $9.5 billion.

The team of portfolio managers responsible for the day-to-day management of Systematic’s portion of the Large Company Value Portfolio’s assets is comprised of Kevin McCreesh and Ronald Mushock, who are also both partners of Systematic. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. He joined Systematic in 1996. Mr. Mushock is a partner at Systematic and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

TWIN

Wilshire has entered into a sub-advisory agreement with TWIN, effective November 5, 2007, to manage a portion of the Large Cap Core Plus Fund, subject to the supervision of Wilshire and the Board. TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. As of December 31, 2010, TWIN managed $947.6 million in assets under management. An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the Large Cap Core Plus Fund. The investment committee is led by Geoffrey Gerber and includes Christopher Erfort.

Geoffrey Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as Chief Investment Officer, Mr. Gerber oversees the investment decisions for the TWIN Extended Alpha (130/30) product. Geoffrey received his Ph.D. in Economics from the University of Pennsylvania and serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board and Chair of the Investment Committee of the Burroughs Wellcome Foundation.

Christopher Erfort, who joined TWIN in January 1997, is a CFA Charter Holder, and a Portfolio Manager and Senior Vice President of TWIN.

UBS

Wilshire has entered into a sub-advisory agreement with UBS, effective March 1, 2010, to manage a portion of the Large Cap Core Plus Fund, subject to the supervision of Wilshire and the Board. UBS is located at 1 Wacker Drive, Chicago, Illinois 60606. UBS is a wholly owned subsidiary of UBS AG, a large global financial institution and is a member of the UBS Global Asset Management Business Division. UBS provides investment management services to investment companies and various

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types of other institutional and retail investors. As of December 31, 2010, UBS had approximately $152 billion in assets under management.

UBS’ portion of the Large Cap Core Plus Fund is team managed. The team is led by John Leonard, CFA, Group Managing Director and Head of Global Equities at UBS and Tom Cole, CFA, Managing Director and Head of U.S. Equities at UBS. Mr. Leonard joined a predecessor organization of UBS in 1991 and Mr. Cole joined UBS in 2001.  Mr. Scott Bondurant, Managing Director and Global Head of Long/Short Strategies, who joined UBS in 2005 and oversees development, implementation, management and marketing of all long/short products, is also a member of the team.

Victory

Wilshire has entered into a sub-advisory agreement with Victory, effective February l, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Victory, located at 127 Public Square, Cleveland, Ohio 44114, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. As of December 31, 2010, Victory, a second-tier subsidiary of KeyCorp, had $35.816 billion in assets under management. An investment committee, comprised of four portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of Victory’s portion of the Large Company Growth Portfolio. The investment committee is lead by Erick F. Maronak, and includes Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba.

Erick F. Maronak has been the Chief Investment Officer, a Senior Portfolio Manager and a Senior Managing Director with Victory Capital Management since July 2003. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory Growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC.

Scott R. Kefer is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Jason E. Dahl is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Michael B. Koskuba is a Portfolio Manager/Analyst and Managing Director with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Service and Distribution Plan

Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio’s Investment Class Shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment Class Shares and Institutional Class Shares, respectively.

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SHAREHOLDER INFORMATION

How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interests to do so. The Portfolios do not issue share certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

•
Investment Class Shares. The minimum initial investment in each Style Portfolio and the 130/30 Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.

We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Portfolios in fee-based mutual fund programs.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796 or by downloading a copy from the Company's website. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to a Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1)      Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and cashier’s checks.

(2)        Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

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UMB Bank
ABA: 101000695
Wilshire Mutual Funds, Inc.
DDA: 9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of a Portfolio’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3)          Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

How To Sell Portfolio Shares

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1)          By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

•
Automated Clearing House (ACH) Redemption. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

(2)          By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512.  If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o

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DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances. If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their NAV). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares and $150,000 in the case of Institutional Class Shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio’s sub-advisers believe it would be in the Portfolio’s best interests not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

Telephone Transactions. If you authorize telephone transactions, you maybe responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares.  In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of a Portfolio, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. We calculate the NAV per share of each class of each Portfolio at the close of trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. NAV per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the official Nasdaq closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members

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include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

How to Exchange Portfolio Shares

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Shares will be exchanged at their NAV next determined after the exchange request is received. Note that exchanges from one Portfolio to another Portfolio are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Fund, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1)          By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number. The signature of all owners exactly as registered on the account must be included on written requests.

(2)          By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail”. To exchange shares by telephone, you must have authorized telephone transactions on your Account Application.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

•	You should read the prospectus of a Portfolio whose shares you are acquiring.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with a Portfolio. The Company may also ask to see other identifying documents.  Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in a Portfolio or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

47

Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period.  Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices.  The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

48

DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at NAV in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution.  There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

A Portfolio’s distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes. For taxable years beginning on or before December 31, 2012, distributions of qualified dividend income (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Portfolio and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio.

A Portfolio’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of a Portfolio. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. Each Portfolio will notify its shareholders each year of the amount and type of dividends and distributions it paid.

When you redeem or exchange shares of a Portfolio, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption or exchange of shares of a Portfolio will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. For taxable years beginning on or before December 31, 2012, long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 15%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each Portfolio is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year. Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in a Portfolio in light of your particular circumstances.

49

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio’s shares for the past five years, except for the Large Cap Core Plus Fund, for which financial performance is provided for the period November 15, 2007 to December 31, 2010. Certain information reflects the financial performance of a single share of a Portfolio. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP,  independent registered public accounting firm whose report, along with each Portfolio’s financial statements and related notes, is included in the annual report, which is available on request.

Large Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2010		Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$26.88		$20.12	$35.34	$36.20	$34.49

Income/(loss) from investment operations:
Net investment income/(loss)1	0.01		0.00	(0.09)	(0.13)	(0.06)
Net realized and unrealized gain/(loss) on investments	5.12		6.76	(14.73)	6.18	1.77
Total from investment operations	5.13		6.76	(14.82)	6.05	1.71

Less distributions:
From net investment income	(0.01)		0.00	0.00	0.00	0.00
Return of capital	(0.00	)2	0.00	0.00	0.00	0.00
From capital gains	0.00		0.00	(0.40)	(6.91)	0.00
Total distributions	(0.01)		0.00	(0.40)	(6.91)	0.00

Net asset value, end of year	$32.00		$26.88	$20.12	$35.34	$36.20
Total return	19.10%		33.60%	(41.88)%	16.33%	4.96%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$111,904		$116,799	$118,683	$312,297	$379,226
Operating expenses	1.42%		1.43%	1.43%	1.41%	1.34%
Net investment income/(loss)	0.04%		(0.02)%	(0.31)%	(0.32)%	(0.18)%
Portfolio turnover rate	167%		84%	178%	129%	62%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2	Amount is less than $0.01 per share.

50

Large Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2010		Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$27.70		$20.72	$36.25	$36.84	$34.97

Income/(loss) from investment operations:
Net investment income1	0.12		0.08	0.02	0.03	0.07
Net realized and unrealized gain/(loss) on investments	5.30		6.98	(15.15)	6.29	1.80
Total from investment operations	5.42		7.06	(15.13)	6.32	1.87

Less distributions:
From net investment income	(0.13)		(0.08)	0.00	0.00	0.00
Return of capital	(0.00	)2	0.00	0.00	0.00	0.00
From capital gains	0.00		0.00	(0.40)	(6.91)	0.00
Total distributions	(0.13)		(0.08)	(0.40)	(6.91)	0.00

Net asset value, end of year	$32.99		$27.70	$20.72	$36.25	$36.84
Total return	19.55%		34.07%	(41.70)%	16.80%	5.35%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$82,007		$89,049	$81,680	$169,017	$225,390
Operating expenses	1.05%		1.09%	1.06%	1.02%	0.98%
Net investment income	0.40%		0.33%	0.07%	0.08%	0.19%
Portfolio turnover rate	167%		84%	178%	129%	62%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2	Amount is less than $0.01 per share.

51

Large Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

Investment Class Shares
Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$12.78	$10.02	$17.51	$22.99	$21.17

Income/(loss) from investment operations:
Net investment income1	0.07	0.08	0.17	0.20	0.20
Net realized and unrealized gain/(loss) on investments	1.64	2.77	(7.45)	(0.58)	3.71
Total from investment operations	1.71	2.85	(7.28)	(0.38)	3.91

Less distributions:
From net investment income	(0.07)	(0.09)	(0.21)	(0.23)	(0.19)
Return of capital	(0.00	)2	0.00	0.00	(0.00	)2	0.00
From capital gains	0.00	0.00	0.00	2	(4.87)	(1.90)
Total distributions	(0.07)	(0.09)	(0.21)	(5.10)	(2.09)

Net asset value, end of year	$14.42	$12.78	$10.02	$17.51	$22.99
Total return	13.40%	28.48%	(41.55)%	(2.00)%	18.49%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$33,887	$30,677	$24,791	$57,314	$76,481
Operating expenses	1.39%	1.48%	1.49%	1.42%	1.39%
Net investment income	0.54%	0.75%	1.22%	0.85%	0.87%
Portfolio turnover rate	140%	188%	183%	120%	50%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2	Amount is less than $0.01 per share.

52

Large Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

Institutional Class Shares
Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$12.79	$10.01	$17.49	$23.04	$21.19

Income/(loss) from investment operations:
Net investment income1	0.08	0.10	0.20	0.27	0.27
Net realized and unrealized gain/(loss) on investments	1.66	2.76	(7.45)	(0.64)	3.74
Total from investment operations	1.74	2.86	(7.25)	(0.37)	4.01

Less distributions:
From net investment income	(0.09)	(0.08)	(0.23)	(0.31)	(0.26)
Return of capital	(0.00	)2	0.00	0.00	(0.00	)2	0.00
From capital gains	0.00	0.00	0.00	2	(4.87)	(1.90)
Total distributions	(0.09)	(0.08)	(0.23)	(5.18)	(2.16)

Net asset value, end of year	$14.44	$12.79	$10.01	$17.49	$23.04
Total return	13.57%	28.60%	(41.41)%	(1.92)%	18.94%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$1,105	$1,461	$4,736	$8,469	$7,399
Operating expenses	1.27%	1.36%	1.30%	1.12%	1.08%
Net investment income	0.65%	0.97%	1.34%	1.15%	1.18%
Portfolio turnover rate	140%	188%	183%	120%	50%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2	Amount is less than $0.01 per share.

53

Small Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$12.64	$9.70	$16.94	$17.46	$16.88

Income/(loss) from investment operations:
Net investment loss1	(0.05)	(0.08)	(0.10)	(0.09)	(0.17)
Net realized and unrealized gain/(loss) on investments	3.36	3.02	(6.56)	1.60	2.04
Total from investment operations	3.31	2.94	(6.66)	1.51	1.87

Less distributions:
From capital gains	0.00	0.00	(0.58)	(2.03)	(1.29)
Total distributions	0.00	0.00	(0.58)	(2.03)	(1.29)

Net asset value, end of year	$15.95	$12.64	$9.70	$16.94	$17.46
Total return	26.19%	30.31%	(39.13)%	8.36%	11.12%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$7,521	$6,513	$5,273	$18,702	$15,553
Operating expenses including reimbursement/waiver	1.45%	1.50%	1.47%	1.46%	1.43%
Operating expenses excluding reimbursement/waiver	2.18%	2.41%	2.07%	2.06%	2.05%
Net investment loss	(0.41)%	(0.74)%	(0.66)%	(1.09)%	(0.96)%
Portfolio turnover rate	83%	98%	87%	99%	62%

1	The selected per share data was calculated using the average shares outstanding method for the year.

54

Small Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$13.12	$10.03	$17.50	$17.93	$17.25

Income/(loss) from investment operations:
Net investment loss1	(0.01)	(0.04)	(0.06)	(0.06)	(0.12)
Net realized and unrealized gain/(loss) on investments	3.50	3.13	(6.83)	1.66	2.09
Total from investment operations	3.49	3.09	(6.89)	1.60	1.97

Less distributions:
From capital gains	0.00	0.00	(0.58)	(2.03)	(1.29)
Total distributions	0.00	0.00	(0.58)	(2.03)	(1.29)

Net asset value, end of year	$16.61	$13.12	$10.03	$17.50	$17.93
Total return	26.60%	30.81%	(39.17)%	8.58%	11.46%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$179	$135	$154	$298	$196
Operating expenses including reimbursement/waiver	1.15%	1.18%	1.24%	1.21%	1.15%
Operating expenses excluding reimbursement/waiver	1.87%	2.09%	1.78%	1.81%	1.77%
Net investment loss	(0.09)%	(0.43)%	(0.39)%	(0.92)%	(0.68)%
Portfolio turnover rate	83%	98%	87%	99%	62%

1	The selected per share data was calculated using the average shares outstanding method for the year.

55

Small Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

Investment Class Shares
Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$13.32	$10.93	$16.49	$18.77	$17.46

Income/(loss) from investment operations:
Net investment income1	0.12	0.05	0.09	0.10	0.03
Net realized and unrealized gain/(loss) on investments	3.02	2.44	(5.51)	(0.70)	3.38
Total from investment operations	3.14	2.49	(5.42)	(0.60)	3.41

Less distributions:
From net investment income	(0.12)	(0.10)	(0.14)	(0.11)	(0.03)
From capital gains	0.00	0.00	0.00	2	(1.57)	(2.07)
Total distributions	(0.12)	(0.10)	(0.14)	(1.68)	(2.10)

Net asset value, end of year	$16.34	$13.32	$10.93	$16.49	$18.77
Total return	23.60%	22.81%	(32.81)%	(3.45)%	19.64%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$13,754	$9,511	$8,211	$21,630	$23,639
Operating expenses including reimbursement/waiver	1.50%	1.50%	1.34%	1.19%	1.31%
Operating expenses excluding reimbursement/waiver	1.87%	2.01%	1.94%	1.79%	1.92%
Net investment income/(loss)	0.82%	0.49%	0.62%	(0.05)%	0.15%
Portfolio turnover rate	89%	61%	83%	68%	72%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2	Amount is less than $0.01 per share.

56

Small Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Year.

Institutional Class Shares
Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$13.45	$11.02	$16.61	$18.90	$17.56

Income/(loss) from investment operations:
Net investment income1	0.14	0.07	0.12	0.17	0.09
Net realized and unrealized gain/(loss) on investments	3.06	2.48	(5.51)	(0.72)	3.41
Total from investment operations	3.20	2.55	(5.39)	(0.55)	3.50

Less distributions:
From net investment income	(0.14)	(0.12)	(0.20)	(0.17)	(0.09)
From capital gains	0.00	0.00	0.00	2	(1.57)	(2.07)
Total distributions	(0.14)	(0.12)	(0.20)	(1.74)	(2.16)

Net asset value, end of year	$16.51	$13.45	$11.02	$16.61	$18.90
Total return	23.80%	23.11%	(32.37)%	(3.18)%	20.05%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$156	$170	$441	$5,652	$1,375
Operating expenses including reimbursement/waiver	1.29%	1.30%	1.00%	0.91%	1.02%
Operating expenses excluding reimbursement/waiver	1.67%	1.71%	1.61%	1.51%	1.62%
Net investment income	0.96%	0.65%	0.82%	0.30%	0.44%
Portfolio turnover rate	89%	61%	83%	68%	72%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2	Amount is less than $0.01 per share.

57

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$9.61	$7.67	$12.42	$12.02	$10.59

Income/(loss) from investment operations:
Net investment income1	0.13	0.11	0.15	0.15	0.12
Net realized and unrealized gain/(loss) on investments	1.45	1.96	(4.77)	0.42	1.41
Total from investment operations	1.58	2.07	(4.62)	0.57	1.53

Less distributions:
From net investment income	(0.14)	(0.13)	(0.13)	(0.17)	(0.10)
Total distributions	(0.14)	(0.13)	(0.13)	(0.17)	(0.10)

Net asset value, end of year	$11.05	$9.61	$7.67	$12.42	$12.02
Total return	16.44%	26.98%	(37.11)%	4.75%	14.46%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$105,019	$109,304	$98,032	$143,090	$145,952
Operating expenses	0.72%	0.77%	0.78%	0.68%	0.74%
Net investment income	1.26%	1.36%	1.48%	1.20%	1.08%
Portfolio turnover rate	2%	57%	52%	60%	69%

1	The selected per share data was calculated using the average shares outstanding method for the year.

58

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$9.60	$7.67	$12.41	$12.02	$10.60

Income/(loss) from investment operations:
Net investment income1	0.15	0.13	0.17	0.19	0.15
Net realized and unrealized gain/(loss) on investments	1.45	1.95	(4.76)	0.41	1.40
Total from investment operations	1.60	2.08	(4.59)	0.60	1.55

Less distributions:
From net investment income	(0.16)	(0.15)	(0.15)	(0.21)	(0.13)
Total distributions	(0.16)	(0.15)	(0.15)	(0.21)	(0.13)

Net asset value, end of year	$11.04	$9.60	$7.67	$12.41	$12.02
Total return	16.71%	27.10%	(36.95)%	4.97%	14.66%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$53,415	$66,764	$55,088	$113,721	$65,177
Operating expenses	0.50%	0.54%	0.59%	0.39%	0.47%
Net investment income	1.48%	1.59%	1.62%	1.49%	1.35%
Portfolio turnover rate	2%	57%	52%	60%	69%

1	The selected per share data was calculated using the average shares outstanding method for the year.

59

Wilshire Large Cap Core Plus Fund
For a Fund Share Outstanding Throughout Each Period.

Investment Class Shares
Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Period Ended 12/31/20071
Net asset value, beginning of period	$7.37	$6.23	$10.12	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)2	0.00	3	0.04	0.02	(0.02)
Net realized and unrealized gain/(loss) on investments	0.84	1.13	(3.90)	0.14
Total from investment operations	0.84	1.17	(3.88)	0.12

Less distributions:
From net investment income	(0.04)	(0.03)	(0.01)	0.00	3
From capital gains	(0.08)	0.00	0.00	0.00
Total distributions	(0.12)	(0.03)	(0.01)	0.00

Net asset value, end of period	$8.09	$7.37	$6.23	$10.12
Total return	11.47%	18.73%	(38.31)%	1.21	%4

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$91,641	$93,553	$36,356	$7,196
Operating expenses excluding dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver	1.50%	1.50%	1.50%	1.50	%5
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver	2.19%	2.17%	2.70%	3.51	%5
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/waiver	2.23%	2.33%	3.79%	5.00	%5
Net investment income/(loss)	0.05%	0.61%	0.20%	(1.24	)%5
Portfolio turnover rate	283%	289%	175%	84	%4

1	The Wilshire Large Cap Core Plus Fund commenced operations November 15, 2007.

2	The selected per share data was calculated using the average shares outstanding method for the period.

3	Amount is less than $0.01 per share.

4	Not annualized.

5	Annualized.

60

Wilshire Large Cap Core Plus Fund
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Period Ended 12/31/20071
Net asset value, beginning of period	$7.41	$6.25	$10.12	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)2	0.02	0.06	0.04	(0.01)
Net realized and unrealized gain/(loss) on investments	0.85	1.14	(3.89)	0.13
Total from investment operations	0.87	1.20	(3.85)	0.12

Less distributions:
From net investment income	(0.06)	(0.04)	(0.02)	0.00	3
From capital gains	(0.08)	0.00	0.00	0.00
Total distributions	(0.14)	(0.04)	(0.02)	0.00

Net asset value, end of period	$8.14	$7.41	$6.25	$10.12
Total return	11.82%	19.14%	(38.09)%	1.23	%4

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$103,526	$110,064	$24,617	$12,870
Operating expenses excluding dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver	1.25%	1.25%	1.21%	1.25	%5
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver	1.94%	1.92%	2.41%	3.09	%5
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/waiver	1.96%	2.03%	3.50%	4.38	%5
Net investment income/(loss)	0.30%	0.85%	0.49%	(0.79	)%5
Portfolio turnover rate	283%	289%	175%	84	%4

1	The Wilshire Large Cap Core Plus Fund commenced operations November 15, 2007.

2	The selected per share data was calculated using the average shares outstanding method for the period.

3	Amount is less than $0.01 per share.

4	Not annualized.

5	Annualized.

61

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:
  For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.
  Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov
The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-07076)

WIL-PS-008-0200

Prospectus	WILSHIRE	May 1, 2011
MUTUAL FUNDS, INC.
Qualified Class Shares of Wilshire 5000 IndexSM Fund www.wilfunds.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY	3
MORE INFORMATION ABOUT THE FUND	6
MANAGEMENT OF THE FUND	7
Investment Adviser	7
Investment Sub-Adviser	7
Service and Distribution Plan	8
SHAREHOLDER INFORMATION	9
Purchases and Redemptions of Shares	9
Right to Reject Purchase Orders	9
Householding Policy	10
DIVIDEND AND DISTRIBUTION INFORMATION	10
FEDERAL INCOME TAX INFORMATION	10
FINANCIAL HIGHLIGHTS	11

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

2

FUND SUMMARY

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Fund” or “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold Qualified Class Shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Qualified Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.66%

Example: This example is intended to help you compare the cost of investing in Qualified Class Shares of the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Qualified Class Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Qualified Class	$67	$211	$368	$822

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

•	The Index Fund invests primarily in the common stock of companies included in the Index that are representative of the Index.

•
The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

•	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

3

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

The Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Qualified Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Qualified Shares compare to those of a broad measure of market performance. The Index Fund’s past investment performance does not necessarily indicate how it will perform in the future.

4

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended 09/30/09) and the lowest return for a quarter was -22.26% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Qualified Class Shares	16.56%	2.14%	1.61%
Wilshire 5000 IndexSM	17.17%	2.90%	2.50%

Management

Adviser

Wilshire Associates Incorporated

Sub-Adviser and Portfolio Managers

Los Angeles Capital Management and Equity Research (“LA Capital”)

Thomas D. Stevens, President of LA Capital and Portfolio Manager of the Index Fund. Mr. Stevens has served as Portfolio Manager since 2002.

Hal W. Reynolds, Chief Investment Officer of LA Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, Director of Global Equities of LA Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since 2011.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE FUND

The Fund is a series of Wilshire Mutual Funds, Inc. (the “Company). The Fund provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

LA Capital serves as the sub-adviser to the Fund. LA Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, LA Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Recent Market Events Risk

The equity and debt capital markets in the U.S. have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively impact the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at www.wilfunds.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th

6

calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which is typically filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2010, Wilshire managed approximately $67.94 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Cleo Chang, Aysun Gelisen, Jeff Kriegish, Jamie Ohl, Jason Schwarz, James St. Aubin, Helen Webb-Thompson and Victor Zhang. Mr. Zhang is chairman of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain sub-advisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Fund’s annual report to shareholders dated December 31, 2010.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Investment Sub-Adviser

The SEC has issued an order (the “Order”) to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each portfolio’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board’s approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

7

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Fund subject to the supervision of Wilshire and the Company’s Board. LA Capital’s fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2010, LA Capital managed approximately $6.7 billion in assets. Thomas D. Stevens, Chairman, Hal W. Reynolds, Chief Investment Officer, and Daniel E. Allen, Director of Global Equities, are the senior portfolio managers of the Fund. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of LA Capital, which was established in 2002. Prior to joining LA Capital in 2009, Mr. Allen was a Senior Managing Director and Board Member of Wilshire.

A discussion regarding the basis for the Board’s approval of LA Capital’s sub-advisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2010. The Fund’s SAI also provides additional information about Messrs. Stevens, Reynolds and Allen’s compensation, other accounts managed by him and his ownership of Fund shares.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Qualified Class Shares (the “Plan”). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of Qualified Class Shares and services to shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholder questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

The Fund has also adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

8

SHAREHOLDER INFORMATION

Purchases and Redemptions of Shares

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an Insurer with which the Fund has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer’s contract disclosure document.

Qualified Class Shares of the Fund are offered to Insurers without a sales charge. Each Insurer submits purchase and redemption orders to the Fund on a daily basis. Insurers may purchase shares on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates. We calculate the net asset value (“NAV”) per share at the close of trading of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Fund shares are not priced on the days on which the NYSE is closed for trading. NAV is calculated by adding the value of the individual securities held by the Fund, subtracting the liabilities of the Qualified Class Shares and dividing by the total number of Qualified Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement accompanying this prospectus.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to

9

approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts which may be held directly by shareholders. The Company, on behalf of the Fund, contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gain distributions at least once a year. Dividends and capital gains distributions of the Fund will be automatically reinvested at NAV in additional Qualified Class Shares of the Fund. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an Insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund ordinarily declares and distributes net realized capital gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions to Insurers from net realized capital gains unless capital loss carryovers, if any, have been utilized, have expired or are otherwise unavailable. The Fund intends to distribute substantially all of its net investment income and net realized capital gains on a current basis. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer’s contract disclosure document for a discussion of the impact on you with respect to taxes an Insurer may owe as a result of its ownership of Fund shares, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of federal income tax consequences is intended as general information only. You should consult a tax adviser concerning the tax consequences of an Insurer’s investment in the Fund in light of your particular circumstances.

10

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Qualified Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

	Qualified Class Shares
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$9.59	$7.67	$12.42	$12.02	$10.61

Income/(loss) from investment operations:
Net investment income1	0.13	0.12	0.15	0.14	0.11
Net realized and unrealized gain/(loss) on investments	1.46	1.95	(4.76)	0.42	1.39
Total from investment operations	1.59	2.07	(4.61)	0.56	1.50

Less distributions:
From net investment income	(0.15)	(0.15)	(0.14)	(0.16)	(0.09)
Total distributions	(0.15)	(0.15)	(0.14)	(0.16)	(0.09)

Net asset value, end of year	$11.03	$9.59	$7.67	$12.42	$12.02
Total return	16.56%	26.91%	(37.09)%	4.63%	14.18%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$714	$614	$431	$607	$1,114
Operating expenses	0.66%	0.61%	0.84%	0.79%	0.83%
Net investment income	1.32%	1.51%	1.40%	1.08%	0.99%
Portfolio turnover rate	2%	57%	52%	60%	69%

1	The selected per share data was calculated using the average shares outstanding method for the year.

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Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:
  For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.
  Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov
The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-07076)

WIL-PS-007-0200

Prospectus	WILSHIRE	May 1, 2011
MUTUAL FUNDS, INC.
Horace Mann Class Shares of Wilshire 5000 IndexSM Fund www.wilfunds.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY	3
MORE INFORMATION ABOUT INVESTMENTS AND RISKS	6
MANAGEMENT OF THE FUND	7
Investment Adviser	7
Investment Sub-Adviser	7
Service and Distribution Plan	8
SHAREHOLDER INFORMATION	8
How to Purchase Fund Shares	8
How to Sell Fund Shares	9
Pricing of Shares	10
Anti-Money Laundering Program	11
Right to Reject Purchase Orders	11
Householding Policy	12
DIVIDEND AND DISTRIBUTION INFORMATION	12
FEDERAL INCOME TAX INFORMATION	12
FINANCIAL HIGHLIGHTS	13

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

2

FUND SUMMARY

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Fund” or “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold Horace Mann Class Shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Horace Mann Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.35%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.72%

Example: This example is intended to help you compare the cost of investing in Horace Mann Class Shares of the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Horace Mann Class Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Horace Mann Class	$74	$230	$401	$894

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

•	The Index Fund invests primarily in the common stock of companies included in the Index that are representative of the Index.

•
The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

•	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

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Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

The Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Horace Mann Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Horace Mann Class Shares compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended 09/30/09) and the lowest return for a quarter was -22.34% (quarter ended 12/31/08).

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Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Horace Mann Class Shares
Return Before Taxes	16.39%	2.12%	1.62%
Return After Taxes on Distributions	16.17%	1.85%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	10.95%	1.71%	1.27%
Wilshire 5000 IndexSM	17.17%	2.90%	2.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Adviser

Wilshire Associates Incorporated

Sub-Adviser and Portfolio Managers

Los Angeles Capital Management and Equity Research (“LA Capital”)

Thomas D. Stevens, Chairman of LA Capital and Portfolio Manager of the Fund. Mr. Stevens has served as Portfolio Manager since 2002.

Hal W. Reynolds, Chief Investment Officer of LA Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, Director of Global Equities of LA Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since 2011.

Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum initial investment in Horace Mann Class Shares of the Index Fund is $1,000. Subsequent investments must be at least $100 (or $50 for Horace Mann Class Shares purchased through the Horace Mann Scheduled Payment Plan).

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund is a series of Wilshire Mutual Funds, Inc. (the “Company”). The Fund provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

LA Capital serves as the sub-adviser to the Fund. LA Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, LA Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Recent Market Events Risk

The equity and debt capital markets in the U.S. have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively impact the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at www.wilfunds.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th

6

calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which is typically filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2010 Wilshire managed approximately $67.94 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Cleo Chang, Aysun Gelisen, Jeff Kriegish, Jamie Ohl, Jason Schwarz, James St. Aubin, Helen Webb-Thompson, and Victor Zhang. Mr. Zhang is chairman of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain sub-advisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Fund’s annual report to shareholders dated December 31, 2010.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institutions sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Funds greater access to the financial institution’s customers.

Investment Sub-Adviser

The SEC has issued an order (the “Order”) to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Funds of the Company subject to the Board’s approval. Wilshire is responsible for, among other things, setting each portfolio’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board’s approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

7

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Fund subject to the supervision of Wilshire and the Board. LA Capital’s fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2010, LA Capital managed approximately $6.7 billion in assets. Thomas D. Stevens, Chairman, Hal W. Reynolds, Chief Investment Officer, and Daniel E. Allen, Director of Global Equities, are the senior managers of the Fund. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of LA Capital, which was established in 2002. Prior to joining LA Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire.

A discussion regarding the basis for the Board’s approval of LA Capital’s sub-advisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2010. The Fund’s SAI also provides additional information about Messrs. Stevens, Reynolds and Allen's compensation, other accounts managed by him and his ownership of Fund shares.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Horace Mann Class Shares (the “Plan”). The Plan authorizes payments by the Horace Mann Class Shares to reimburse SEI Investments Distribution Co. (the “Distributor”) for its shareholder services expenses at an annual rate of up to 0.35% of the average daily net assets attributable to the Horace Mann Class Shares. Pursuant to a dealer agreement between the Distributor and Horace Mann Investors, Inc. (“Horace Mann” ), the Distributor pays Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for maintaining shareholder accounts and for providing services to holders of shares, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information. Because the fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

SHAREHOLDER INFORMATION

If you have questions about the Fund or your account you may call us at 1-888-200-6796 or the Horace Mann home office at 1-800-999-1030.

How to Purchase Fund Shares

You may buy Horace Mann Class Shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). To purchase the Horace Mann Class Shares, contact us at 1-888-200-6796. We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates.

Minimum Investments

The minimum initial investment in the Fund is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Horace Mann Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.

You may purchase shares as follows:

(1)          Horace Mann Scheduled Payment Plan. The Horace Mann Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account debited in a specified amount, and shares purchased, either (i) once a month on the first or fifteenth day, or (ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.

8

You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Mutual Funds, Inc. — Horace Mann Class Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or (ii) by calling us at 1-888-200-6796. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2)          Wire Payments. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA No: 101000695
Wilshire Mutual Funds, Inc.
DDA: 9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of the Fund’s shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3)         Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc. — Horace Mann Class Shares” and mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

If you are sending via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Your initial investment should be accompanied by a completed and signed Account Application. No investment may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and/or cashier’s checks.

How to Sell Fund Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Fund may temporarily stop redeeming its shares when the NYSE is closed or when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Fund as follows:

(1)        By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any

9

request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 for the Fund. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

•
Automated Clearing House (ACH) Redemptions. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

(2)        By Mail. You may also sell your shares by mailing a request to Wilshire Mutual Funds, Inc. — Horace Mann Class Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing by overnight courier, send the request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances. If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value (“NAV”). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

The Fund may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and LA Capital believe it would be in the Fund’s best interests not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Fund. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

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Pricing of Shares

When you purchase Horace Mann Class Shares of the Fund, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. We calculate the NAV per share at the close of trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. NAV per share is calculated by adding the value of the individual securities and other assets held by the Fund and attributable to the Horace Mann Class Shares, subtracting the liabilities of the Horace Mann Class Shares, and dividing by the total number of Horace Mann Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sales price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Fund. The Company may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to

11

approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gain distributions at least once a year. Dividends or capital gains distributions of the Fund will be automatically reinvested at NAV in additional Horace Mann Class Shares of the Fund or you may elect to receive them in cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Horace Mann Class Shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund's distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes. For taxable years beginning on or before December 31, 2012, distributions of qualified dividend income (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other non-corporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Fund and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of the Fund.

The Fund’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of the Fund. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

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When you redeem or exchange shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. For taxable years beginning on or before December 31, 2012, long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 15%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, the Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year. Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in the Fund in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Horace Mann Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

	Horace Mann Class Shares
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
Net asset value, beginning of year	$9.59	$7.66	$12.38	$11.99	$10.57

Income/(loss) from investment operations:
Net investment income1	0.13	0.11	0.15	0.14	0.12
Net realized and unrealized gain/(loss) on investments	1.44	1.95	(4.75)	0.41	1.39
Total from investment operations	1.57	2.06	(4.60)	0.55	1.51

Less distributions:
From net investment income	(0.14)	(0.13)	(0.12)	(0.16)	(0.09)
Total distributions	(0.14)	(0.13)	(0.12)	(0.16)	(0.09)

Net asset value, end of year	$11.02	$9.59	$7.66	$12.38	$11.99
Total return	16.39%	26.85%	(37.08)%	4.60%	14.32%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$1,204	$1,111	$952	$1,593	$1,817
Operating expenses	0.72%	0.80%	0.82%	0.74%	0.77%
Net investment income	1.26%	1.34%	1.41%	1.14%	1.05%
Portfolio turnover rate	2%	57%	52%	60%	69%

1	The selected per share data was calculated using the average shares outstanding method for the year.

14

WILSHIRE MUTUAL FUNDS, INC.

LARGE COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

LARGE COMPANY VALUE PORTFOLIO
Investment Class Shares (DTLVX)
Institutional Class Shares (WCLVX)

SMALL COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

SMALL COMPANY VALUE PORTFOLIO
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

WILSHIRE 5000 INDEXSM FUND
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

WILSHIRE LARGE CAP CORE PLUS FUND

Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

STATEMENT OF ADDITIONAL INFORMATION
(www.wilfunds.com)

May 1, 2011

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the “Company”): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire Large Cap Core Plus Fund (formerly, Wilshire Large Cap Core 130/30 Fund) (each a “Portfolio” and collectively the “Portfolios”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2011 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Portfolios’ annual report for the fiscal year ended December 31, 2010 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

THE PORTFOLIOS	3
INVESTMENT POLICIES AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	9
INVESTMENT RESTRICTIONS	10
DIRECTORS AND OFFICERS	11
PRINCIPAL HOLDERS OF SECURITIES	19
INVESTMENT ADVISORY AND OTHER SERVICES	24
CODE OF ETHICS	50
PROXY VOTING POLICY AND PROCEDURES	51
PORTFOLIO TRANSACTIONS	59
NET ASSET VALUE	61
PURCHASE OF PORTFOLIO SHARES	62
REDEMPTION OF PORTFOLIO SHARES	62
SHAREHOLDER SERVICES	63
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	64
OTHER INFORMATION	69
FINANCIAL STATEMENTS	70

THE PORTFOLIOS

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 IndexSM Fund (the “Index Fund”) in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolios. Acadian Asset Management LLC (“Acadian”), Cornerstone Capital Management, Inc. (“Cornerstone”), Los Angeles Capital Management and Equity Research (“LA Capital”), NWQ Investment Management Company, LLC (“NWQ”), Pyramis Global Advisers, LLC (“Pyramis”), Pzena Investment Management, LLC (“Pzena”), Ranger Investment Management, L.P. (“Ranger”), Systematic Financial Management, L.P. (“Systematic”), TWIN Capital Management, Inc. (“TWIN”), UBS Global Asset Management (Americas) Inc. (“UBS”) and Victory Capital Management Inc. (“Victory” and together with Acadian, Cornerstone, LA Capital, NWQ, Pyramis, Pzena, Ranger, Systematic, TWIN and UBS, the “Sub-Advisers”) each serve as a Sub-Adviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

The Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. Government Securities. Each Portfolio may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates. With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which a Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) a Portfolio must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

Zero Coupon Securities. Each Portfolio, except the Index Fund, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

Commercial Paper and Other Short-term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Sub-Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. Each Portfolio may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities.

Although the Index Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio’s net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as a Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and a Portfolio as a whole. Under certain market conditions, they can increase the volatility of a Portfolio’s net asset value (“NAV”), decrease the liquidity of a Portfolio’s investments and make more difficult the accurate pricing of a Portfolio’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower a Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if a Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio’s net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.

Successful use of futures by a Portfolio also is subject to the ability of the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, a Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances as Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Act.

Options. A Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by a Portfolios or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for a Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. Each Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Index Fund may invest up to 5% of its assets in preferred stock. The Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Index Fund may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. The Large Cap Core Plus Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Index Fund may invest up to 5% of its assets in warrants and rights. The Large Cap Core Plus Fund may invest in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Exchange-Traded Funds (“ETFs”). The Large Cap Core Plus Fund and the Large Company Growth Portfolio may invest in shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be purchased on an exchange or may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund would also bear its pro rata portion of each ETF’s advisory and operational expenses.

Real Estate Investment Trusts (“REITs”). The Large Cap Core Plus Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. The value of REITs may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “IRC”), which may result in federal income tax on the REIT, and failing to maintain exempt status under the 1940 Act. In addition to the advisory and operational fees the Large Cap Core Plus Fund bears directly in connection with its own operations, the Large Cap Core Plus Fund would also bear its pro rata portion of a REIT’s managerial fees.

Short Sales. The Large Cap Core Plus Fund will engage in short selling. To complete a short sales transaction, the Large Cap Core Plus Fund must borrow the security to make delivery to the buyer. The Large Cap Core Plus Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Large Cap Core Plus Fund. Until the security is replaced, the Large Cap Core Plus Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Large Cap Core Plus Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Large Cap Core Plus Fund closes its short position or replaces the borrowed security, the Large Cap Core Plus Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Large Cap Core Plus Fund’s short position.

Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio’s performance to the extent that a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio’s expense ratio and adversely affect a Portfolio’s performance.

Recent Market Events Risk. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal Government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in December of 2010, initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading and short sales; the creating of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the Sub-Advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) MSCI Institutional Shareholder Services (“ISS”) and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Sub-Advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with each Portfolio’s investment objective, are fundamental policies of each Portfolio and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio’s total assets will not result in a violation of the percentage limitations. No Portfolio may:

1.
Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board. No Portfolio may:

1.
Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Portfolio’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

In addition, as a non-fundamental policy of the Large Cap Core Plus Fund, the Large Cap Core Plus Fund may not invest in the securities of other registered open-end investment companies or in registered trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Lawrence E. Davanzo, 58(2)	Director	Since 2005	President, Wilshire Associates Incorporated, October 2007-Present; Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005- Present, Wilshire Variable Insurance Trust; Managing Director, August 2004-October 2004, Guggenheim Partners, independent investor, August 2001-August 2004	15	Wilshire Variable Insurance Trust (9 Funds); Wilshire Associates Incorporated

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
Margaret M. Cannella, 59	Director	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Variable Insurance Trust, Inc. (9 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 62	Director	Since 2006	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 Funds)

Edward Gubman, 60	Director	Since 2011	Founder and Principal, Strategic Talent Solutions	15	N/A

Richard A. Holt, 69	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	15	Wilshire Variable Insurance Trust (9 Funds)

Suanne K. Luhn, 56	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Variable Insurance Trust (9 Funds)

Harriet A. Russell, 69	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	15	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (9 Funds)

George J. Zock, 60	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Variable Insurance Trust (9 Funds)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
OFFICERS
Jamie B. Ohl, 45	President	Since 2010	Chief Operating Officer and Managing Director, Wilshire Funds Management since 2010; Senior Vice President and Director of the Retirement Plans Group, Hartford Life Insurance Co. from 2006-2010	N/A	N/A

Aaron W.L. Eubanks, 49	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates, Incorporated (since 2009). Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992-2009)	N/A	N/A

Reena S. Lalji, 40	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 – 2008)	N/A	N/A

Nathan R. Palmer, 35	Vice President	Since 2011
Vice President, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director of Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

James E. St. Aubin, 33	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004 – 2008, Senior Consultant at Ibbotson Associates – a division Morningstar Inc.	N/A	N/A

Helen Thompson, 44	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 45	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

Victor Zhang, 38	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO Investment Advisory Services, LLC, 2001 to 2006
				N/A	N/A

(1)
Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Company’s investment adviser, Wilshire Associates Incorporated.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Director of the Company since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of the Trust and the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Deleware). Ms. Cannella is also currently on the Board of Directors of Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Boards of Integrity Mutual Insurance Company and Unity Health Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin- School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Richard A. Holt. Mr. Holt has served as Director of the Company since 2006 and is chairperson of the Investment Committee. He also has served as a board member of other funds in the Wilshire funds complex since 1998. Mr. Holt held various senior positions in the investment management industry, including serving as a Director of Scudder, Stevens & Clark, Inc. and as Senior Relationship Manager with its division, Scudder Insurance Asset Management, until 1998.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

Harriet A. Russell. Ms. Russell has served as Director of the Company since 2006 and is chairperson of the Contract Review Committee. Ms. Russell also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1974 to 1983 and 1992 to 1996. Ms. Russell is President of the Greater Cincinnati Credit Union and also serves on its Board. Ms. Russell has served as Vice President for the Cincinnati Board of Education and was a teacher at Walnut Hills High School.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003.

Lawrence E. Davanzo. Mr. Davanzo has served as Director since 2005 and as President of the Company from 2005 to 2010. He is also chairperson of the Valuation Committee. Mr. Davanzo has served as President of the Adviser since 2007 and served as Senior Managing Director of the Adviser from 2004 to 2007. Mr. Davanzo served as Managing Director of Guggenheim Partners from August 2004 to October 2004 and was an independent investor from 2001 to 2004. He also served as President of Investor Force Securities from 2000 to 2001 and was the Managing Director and founder of Asset Strategy Consultants, an investment consulting firm, from 1991 to 2000.

Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of eight Directors, seven of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established five standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and sub-advisers. The Contract Review Committee coordinates the annual consideration of advisory, sub-advisory and distribution contracts and the 12b-1 distribution plan. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and sub-advisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees

The Board has five standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee held three meetings in 2010. The current members of the Audit Committee include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held three meetings in 2010. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2010. The current members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (chairperson) and Mses. Cannella, Luhn and Russell.

The Contract Review Committee held four meetings in 2010. The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (chairperson), Cannella and Luhn and Messrs. Formisano, Gubman, Holt and Zock.

The Valuation Committee held four meetings in 2010. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (chairperson) and Holt and Ms. Russell. Messrs. Formisano, Gubman and Zock and Mses. Cannella and Luhn serve as alternates.

Directors’ Holdings of Portfolio Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Portfolio as of December 31, 2010, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Company
Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Fund	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Margaret M. Cannella	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	None	None
Edward Gubman	None	None	None	$10,001 – 50,000	None	None	$10,001 – 50,000
Richard A. Holt	None	None	None	None	None	Over $100,000	Over $100,000
Suanne K. Luhn	None	None	None	None	None	$10,001 – 50,000	$10,001 – 50,000
Harriet A. Russell	None	None	None	None	None	None	None
George J. Zock	None	None	None	None	None	$10,001 – 50,000	$10,001 – 50,000

Directors Who are “Interested Persons” of the Company
Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Fund	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None	None	None	None	None	None

As of December 31, 2010, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2010. The Company does not compensate the “interested” Director or any of the officers. In addition, no remuneration was paid during the fiscal year ended December 31, 2010 to Ms. Cannella and Mr. Gubman who were not members of the Board during that time.

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Margaret M. Cannella	N/A	N/A	N/A	N/A
Roger A. Formisano	$13,720	N/A	N/A	$28,000
Richard A. Holt	$13,720	N/A	N/A	$28,000
Edward Gubman	N/A	N/A	N/A	N/A
Suanne K. Luhn	$11,760	N/A	N/A	$24,000
Harriet A. Russell	$13,720	N/A	N/A	$28,000
George J. Zock	$19,600	N/A	N/A	$40,000
_______________
*
This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of March 31, 2011. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

LARGE COMPANY GROWTH PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co.	58.79%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company	18.54%
1 Horace Mann Plaza
Springfield, IL 62715

LARGE COMPANY GROWTH PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
Prudential Inv. Management Service	53.29%
100 Mulberry St.
3 Gateway Center Fl. 11
Newark, NJ 07102-4000

Horace Mann Life Insurance Company	25.84%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.	11.93%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104
Kansas City, MO 64199-3366

LARGE COMPANY VALUE PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company	89.40%
1 Horace Mann Plaza
Springfield, IL 62715

LARGE COMPANY VALUE PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
TD Ameritrade Inc.	12.32%
FEBO Our Customers
PO Box 2226
Omaha, NE 68103-2226

Pershing LLC	9.10%
1 Pershing Plz
Jersey City, NJ 07399-0002

First Clearing, LLC	6.39%
2801 Market St.
St. Louis, MO 63103-2523

First Clearing, LLC	6.37%
2801 Market St.
St. Louis, MO 63103-2523

SMALL COMPANY GROWTH PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company	44.43%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.	21.22%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

SMALL COMPANY GROWTH PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
LPL Financial Services	11.93%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	11.34%
9785 Towne Centre Drive
San Diego, CA 92121-1968

RBC Capital Markets Corp.	11.33%
10 Wiltshire Dr.
Boonton Twp., NJ 07005-8914

LPL Financial Services	9.07%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	8.76%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	7.97%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	7.88%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	5.06%
9785 Towne Centre Drive
San Diego, CA 92121-1968

SMALL COMPANY VALUE PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company	46.46%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.	20.65%
Mutual Funds Dept.
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

NFS LLC FEBO Huntington National Bank	5.35%
7 Easton Oval
Columbus, OH 43219-6010

SMALL COMPANY VALUE PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
TD Ameritrade Inc.	25.93%
FEBO Our Customers
PO Box 2226
Omaha, NE 68103-2226

LPL Financial Services	15.79%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	13.48%
9785 Towne Centre Drive
San Diego, CA 92121-1968

RBC Capital Markets Corp	10.25%
10 Wiltshire Dr.
Boonton Twp., NJ 07005-8914

NFS LLC FBO	8.02%
FMT Co Cust IRA Rollover
FBO Kalpana M Sheth
6 Longview Dr
Holmdel, NJ 07733-1642

LPL Financial Services	7.42%
9785 Towne Centre Drive
San Diego, CA 92121-1968

WILSHIRE 5000 INDEXSM FUND
Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co.	36.76%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Co.	17.03%
Separate Account
Attn: Kris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

TD Ameritrade Inc.	7.07%
FEBO Our Customers
PO Box 2226
Omaha, NE 68103-2226

WILSHIRE 5000 INDEXSM FUND
Institutional Class

Shareholders	Percentage Owned
Genworth Financial Trust Co	58.88%
FBO Genworth Financial Wealth Mgt.
3200 N. Central Ave., Suite 700
Phoenix, AZ 85012

Horace Mann Life Insurance Co.	36.08%
Separate Account
Attn: Kris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

WILSHIRE LARGE CAP CORE PLUS FUND
Investment Class

Shareholders	Percentage Owned
VIT Balanced Fund	99.68%
C/O SEI
1 Freedom Valley Dr.
Oaks, PA 19456

WILSHIRE LARGE CAP CORE PLUS FUND
Institutional Class

Shareholders	Percentage Owned
VIT Equity Fund	90.60%
C/O SEI
1 Freedom Valley Dr.
Oaks, PA 19456

NFS LLC	5.77%
FEBO Huntington National Bank
7 Easton Oval
Columbus, OH 43219-6010

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire.

Pursuant to sub-advisory agreements with Wilshire dated March 23, 2010, April 1, 2002, as amended, and January 25, 2007, respectively, Cornerstone, LA Capital, and Victory each manage a portion of the Large Company Growth Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated September 20, 2007, December 23, 2004, as amended, and September 20, 2007, respectively, Acadian, Pzena, and Systematic each manage a portion of the Large Company Value Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended, and September 19, 2007, LA Capital and Ranger each manage a portion of the Small Company Growth Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended, and August 4, 2005, as amended from time to time, respectively, LA Capital and NWQ each manage a portion of the Small Company Value Portfolio.

Pursuant to a sub-advisory agreement with Wilshire dated April 1, 2002, as amended, LA Capital manages the Index Fund.

Pursuant to sub-advisory agreements with Wilshire dated November 5, 2007, January 27, 2010 and November 24, 2009, respectively, TWIN, Pyramis and UBS each manage a portion of the Large Cap Core Plus Fund.

Investment Advisory Agreements and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.75% of the average daily net assets for the Large Company Growth Portfolio and Large Company Value Portfolio, up to 0.85% of the average daily net assets for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets of the Index Fund, and 1.00% of the average daily net assets for the Large Cap Core Plus Fund. Effective July 22, 2004, Wilshire voluntarily limits total annual Portfolio operating expenses to 1.50% for the Institutional Class and 1.50% less an equivalent ratio of Investment Class share – specific expenses of the Small Company Growth Portfolio and Small Company Value Portfolio. This voluntary waiver/reimbursement is expected to continue through December 31, 2011 but may be changed by Wilshire at any time, subject to approval by the Board. Wilshire has entered into a contractual expense limitation agreement with the Large Cap Core Plus Fund to waive a portion of its management fees to limit expenses of the Large Cap Core Plus Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2012. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation. For the fiscal years ended December 31, 2008, 2009, and 2010, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of average net assets (net of waivers), were as follows:

2008
Portfolio	Advisory Fee Payable	Reduction in Fee	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$2,603,309	$0	$2,603,309	0.75%
Large Company Value Portfolio	$334,147	$0	$334,147	0.75%
Small Company Growth Portfolio	$116,620	$82,320	$34,300	0.25%
Small Company Value Portfolio	$160,362	$113,197	$47,165	0.25%
Wilshire 5000 IndexSM Fund	$212,305	$0	$212,305	0.10%
Wilshire Large Cap Core Plus Fund(2)	$221,372	$242,021	$(20,649)	0%

2009
Portfolio	Advisory Fee Payable	Reduction in Fee	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,494,212	$0	$1,494,212	0.75%
Large Company Value Portfolio	$216,843	$0	$216,843	0.75%
Small Company Growth Portfolio	$47,507	$51,100	$(3,593)	0%
Small Company Value Portfolio	$70,738	$52,274	$18,464	0.22%
Wilshire 5000 IndexSM Fund	$156,225	$0	$156,225	0.10%
Wilshire Large Cap Core Plus Fund	$832,595	$111,656	$720,939	0.87%

2010
Portfolio	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,373,807	$0	$0	$1,373,807	0.75%
Large Company Value Portfolio	$243,456	$0	$0	$243,456	0.75%
Small Company Growth Portfolio	$57,059	$48,745	$0	$8,314	0.12%
Small Company Value Portfolio	$95,879	$41,705	$0	$54,174	0.48%
Wilshire 5000 IndexSM Fund	$155,101	$0	$0	$155,101	0.10%
Wilshire Large Cap Core Plus Fund	$1,949,291	$63,981	$8,803	$1,894,113	0.97%

(1)
Effective July 22, 2004, Wilshire has voluntarily agreed to limit total annual Portfolio operating expenses for the Investment Class to 1.50% and for the Institutional Class to 1.50%, less an equivalent ratio of Investment Class share-specific expenses. These voluntary limits are expected to continue until December 31, 2011 and may be changed by Wilshire at any time, subject to approval by the Board.

(2)
Wilshire has entered into a contractual expense limitation agreement with the Large Cap Core Plus Fund to waive a portion of its management fees to limit expenses of the Large Cap Core Plus Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2012. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board one or more sub-advisers to manage one or more Portfolios or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreements and Fees

Pursuant to the sub-advisory agreements with each of the Sub-Advisers (the “Sub-Advisory Agreements”), the fees payable to a Sub-Adviser with respect to a Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Sub-Advisers.

No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of NWQ, Pzena and Pyramis) or reckless disregard of its obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Portfolios.

The Sub-Advisory Agreements with NWQ, Pzena, and Victory were approved for an initial period ended August 31, 2008. The Sub-Advisory Agreement with TWIN were approved for an initial period ended August 31, 2009. The Sub-Advisory Agreements for Pyramis and UBS were approved for an initial period ending August 31, 2011. The Sub-Advisory Agreement for Cornerstone was approved for an initial period ending June 1, 2012. After its initial term, each Sub-Advisory Agreement will continue in force from year to year with respect to a Portfolio so long as it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act.

For the fiscal years ended December 31, 2008, 2009 and 2010, the aggregate sub-advisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net average assets, were as follows:

2008
Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$978,186	0.28%
Large Company Value Portfolio	$170,556	0.38%
Small Company Growth Portfolio	$45,116	0.33%
Small Company Value Portfolio	$68,167	0.36%
Wilshire 5000 IndexSM Fund	$106,153	0.05%
Wilshire Large Cap Core Plus Fund	$126,312	0.57%

2009
Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$567,469	0.28%
Large Company Value Portfolio	$132,495	0.46%
Small Company Growth Portfolio	$17,585	0.31%
Small Company Value Portfolio	$27,236	0.33%
Wilshire 5000 IndexSM Fund	$77,899	0.05%
Wilshire Large Cap Core Plus Fund	$344,220	0.40%

2010
Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$978,186	0.28%
Large Company Value Portfolio	$170,556	0.38%
Small Company Growth Portfolio	$45,116	0.33%
Small Company Value Portfolio	$68,167	0.36%
Wilshire 5000 IndexSM Fund(1)	$106,153	0.05%
Wilshire Large Cap Core Plus Fund	$126,312	0.57%

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of each Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of a Portfolio, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Portfolio Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Acadian

Ronald Frashure, John Chisholm, Brian Wolahan and Raymond Mui, portfolio managers of Acadian’s portion of the Large Company Value Portfolio, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2010, information on these other accounts is as follows:

Ronald Frashure, John Chisholm, Brian Wolahan, and Raymond Mui
Type of Accounts*	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	11	$4,114	2	$1,480
Other Pooled Investment Vehicles	57	$9,848	6	$618
Other Accounts	156	$35,057	19	$7,198

*
These investment professionals function as part of a core equity team of 16 portfolio managers and are not segregated along product lines or by client type. The portfolio managers listed above worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership.

A portfolio manager’s compensation is connected to investment performance and growth in assets where strategy success is much more strongly correlated with a single individual.

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Company Value Portfolio, which may have different investment guidelines and objectives. In addition to the Large Company Value Portfolio, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Large Company Value Portfolio as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Company Value Portfolio and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Company Value Portfolio, may track the same benchmarks or indexes as the Large Company Value Portfolio tracks, and may sell securities that are eligible to be held, sold or purchased by the Large Company Value Portfolio. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Company Value Portfolio, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Company Value Portfolio.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and Acadian’s Compliance Team.

As of December 31, 2010, the portfolio managers of Acadian owned no securities of the Large Company Value Portfolio.

Cornerstone Cornerstone’s portion of the Portfolio is managed by an investment team led by Thomas G. Kamp, CFA. Mr. Kamp is also responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2010, information on these other accounts is as follows:

Thomas G. Kamp
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	10	$1,417	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	17	280	0	0

Conflicts that Exist as a Result of Managing Other Accounts

As an investment adviser and fiduciary, Cornerstone owes its clients and Portfolio shareholders an undivided duty of loyalty. Cornerstone recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Portfolio, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Cornerstone places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or other accounts. Cornerstone seeks to manage such competing interests for the time and attention of a portfolio manager by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment model that is used in connection with the management of the Portfolio.

Employee Personal Trading. Cornerstone has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when its investment professionals and other personnel own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, Cornerstone permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the Portfolio. Cornerstone’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser.

Managing Multiple Accounts for Multiple Clients. Cornerstone has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Cornerstone’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No client accounts currently feature a performance fee, so there is no incentive to favor such accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Cornerstone has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Cornerstone routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Cornerstone’s procedures are also designed to prevent potential conflicts of interest that may arise when managing multiple accounts, including the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.

Broker Selection. With respect to securities transactions for the Portfolio, Cornerstone determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Cornerstone may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Cornerstone may place separate, non-simultaneous, transactions for the Portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other account.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation. Cornerstone offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. Cornerstone’s portfolio manager for the Portfolio is an owner of Cornerstone. His compensation consists of a competitive base salary, a discretionary bonus determined by Cornerstone, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of a fund relative to expectations for how a fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a fund’s portfolio. The performance factor depends on how the portfolio manager performs relative to the fund’s benchmark and the fund’s peer group, over various time periods. Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for Cornerstone.

As of December 31, 2010, Mr. Kamp did not own any shares of the Large Company Growth Portfolio.

LA Capital

LA Capital manages the Index Fund and a portion of each of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Thomas D. Stevens, Chairman; Hal W. Reynolds, Chief Investment Officer; and Daniel E. Allen, Director of Global Equities, are the senior portfolio managers for the Index Fund and the portion of the other Portfolios sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2010.

Thomas D. Stevens, Hal W. Reynolds, CFA and Daniel E. Allen, CFA
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	17	$2,038.9	0	$0
Other Pooled Investment Vehicles	2	$338.6	2	$110.5
Other Accounts	34	$4,335	7	$1,569.7

As of December 31, 2010, LA Capital managed 53 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 19 different benchmarks. Although certain of LA Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account will be managed individually, LA Capital will, at any given time, purchase and/or sell the same securities for many accounts. When appropriate, LA Capital will aggregate the same transactions in the same securities. Clients in an aggregated transaction will receive the same execution price per share, which will reflect an average of prices if the order is executed in multiple trades, and will be charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital will allocate the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.

Since client portfolios have different investment strategies, objectives, restrictions, constraints, startup dates and overlapping benchmark constituents, it is possible that LA Capital may be purchasing or holding a security for one client, and selling the same security for another client. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices. This is due to the fact that trade “waves” created using the “wave optimization algorithms,” are specific to each traded account and use live prices as a primary “wave” creation determinant. A wave traded for one account at a particular time in the day may have a different profit/loss profile (wave decision variable) than a wave traded for another account at a different time in the day, but the same stock may be traded as part of both waves, resulting in different trade execution prices.

In the event that LA Capital manages a proprietary portfolio with holdings and trades that coincide or overlap with a client managed account, it will be the firm’s policy to trade the client managed account(s) first and the proprietary account(s) last. If feasible, and if the impact on liquidity and market impact is determined to be inconsequential, LA Capital may trade client managed accounts in conjunction with proprietary accounts. Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with the respect to “aggregated transactions.”

The level of client fees or receivables will never enter the order priority decision making process by LA Capital or its traders. The sole factor that determines list trading priority is the profit/loss characteristics of the portfolio (client account) trade program. LA Capital and its traders will strive to capture as much profit as possible, based upon a benchmark that reflects the firm’s desire to minimize implementation shortfall. LA Capital believes this “frictionless” benchmark serves as the most stringent measure of market impact and opportunity cost as the firm applies its investment ideas.

LA Capital’s senior portfolio managers, including Messrs. Stevens, Reynolds and Allen, are principals of LA Capital and are compensated based on LA Capital’s profits rather than on performance of particular accounts. Messrs. Stevens, Reynolds and Allen’s compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital’s profits. Messrs. Stevens, Reynolds and Allen manage 9 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

As of December 31, 2010, Messrs. Stevens, Reynolds and Allen did not own shares of any of the Portfolios.

NWQ

Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2010:

Phyllis G. Thomas
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	3	$181.6	0	$0
Other Pooled Investment Vehicles	1	$148.0	0	$0
Other Accounts	2,134	$1,112.7	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list.

•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•
With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, nonsimultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Small Company Value Portfolio or the other accounts.

•
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Small Company Value Portfolio is subject to different regulations than the other accounts managed by Ms. Thomas. As a consequence of this difference in regulatory requirements, the Small Company Value Portfolio may not be permitted to engage in all of the investment techniques or transactions to the same extent as the other accounts managed by Ms. Thomas. NWQ attempts to address other forms of conflicts through its policies which, among other things, (i) prohibit use of soft dollars for access to specialized research and databases; (ii) prohibit cross transactions between clients; (iii) consider client suitability issues in allocating initial public offerings; and (iv) in the case of trade errors, attempt to make clients whole and eliminate any benefit to NWQ or the broker in resolving account trade errors.

Compensation

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

As of December 31, 2010, Ms. Thomas did not own any shares in the Small Company Value Portfolio.

Pyramis

Pyramis’ portion of the Large Cap Core Plus Fund is managed by a Portfolio Team Leader who is assisted by Sector Portfolio Managers. The following chart reflects all assets and accounts managed by the team, led by John Power, and assisted by Messrs. Thorsten Becker; Robert Bao, CFA; Andrew R. Burzumato; and Vincent Rivers as of December 31, 2010:

John Power, Thorsten Becker, Robert Bao, Andrew Burzumato and Vincent Rivers
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	6	$603	0	$0
Other Pooled Investment Vehicles	4	$2,226	1	$8,823
Other Accounts	21	$3,906	0	$0

Conflicts of Interest Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. The management of multiple funds and accounts (including proprietary accounts of Pyramis or its affiliates) may give rise to potential conflicts of interest if, for example, the accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. For example, securities selected for some accounts may outperform securities selected for other accounts.

A conflict of interest may arise if a portfolio manager manages multiple accounts simultaneously when one account has certain performance fee and incentive compensation arrangements and another account does not. Pyramis has implemented policies to try to mitigate these potential conflicts of interest.

In addition, conflicts of interest may arise if the account’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or its affiliates. Pyramis has adopted policies and procedures (for example, trade allocation procedures) and maintains a compliance program designed to help manage these actual and potential conflicts.

Pyramis may execute transactions for another account that may adversely impact the value of securities held by another account of Pyramis or its affiliates. Pyramis, however, generally does not allow a portfolio manager trading on behalf of multiple accounts to place trade orders that conflict with trade orders placed for any existing positions for which he has portfolio management responsibility without prior approval. Although Pyramis attempts to seek best execution on all orders, there may be instances in which it may appear that one client may receive a more favorable execution than another client, depending upon the timing and nature of the order and other factors.

Pyramis’ compliance program seeks to manage actual and potential conflicts associated with the contemporaneous management of long-short investment products, such as 130/30 funds, market neutral funds and associated separate accounts and long only products. This compliance program restricts certain conduct and trading and investment activity related to the long-short funds and short sales, and seeks to balance the needs of investors in long-short and long funds.

Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by Pyramis’ Code of Ethics.

Although Pyramis has adopted certain compliance procedures which are designed to address the types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation John Power is the Lead Portfolio Manager of this portion of the Portfolio and receives compensation for his services. As of December 31, 2010, portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of Mr. Power’s bonus are based on (i) the general management of the Pyramis domestic equity group in his role as Senior Vice President, and (ii) the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the Lead Portfolio Manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of this portion of the Fund is based on the pre-tax investment performance of the 130/30 strategy measured against the S&P 500 Index. The Lead Portfolio Manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Robert Bao, Andrew Burzumato, Thorsten Becker, and Vincent Rivers are co-managers of this portion of the Portfolio and receive compensation for their services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of the co-manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each co-manager’s bonus that is linked to the investment performance of the portion of the Fund is based on the pre-tax investment performance of the 130/30 strategy measured against the S&P 500 Index. An additional portion of each co-manager’s bonus is based on the pre-tax investment performance of the portion of the fund’s assets each co-manger manages measured against a customized sector benchmark. Each co-manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp., the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

As of December 31, 2010, Messrs. Power, Becker, Bao, Burzumato and Rivers did not own shares of the Large Cap Core Plus Fund.

Pzena

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III manage Pzena’s portion of the Large Company Value Portfolio on behalf of Pzena. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Pzena, Goetz and DeSpirito, III, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2010:

Richard S. Pzena
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	8	$2,865	0	$0
Other Pooled Investment Vehicles	51	$1,040	0	$0
Other Accounts	188	$6,206	9	$1,128

John P. Goetz
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	12	$3,696	0	$0
Other Pooled Investment Vehicles	77	$3,927	2	$253
Other Accounts	199	$7,988	11	$1,225

Antonio DeSpirito, III
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	5	$2,750	0	$0
Other Pooled Investment Vehicles	38	$1,016	0	$0
Other Accounts	133	$4,623	7	$1,104

Conflicts of interest may arise in managing a portion of the Large Company Value Portfolio’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all large cap value Accounts, whether they be mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Large Company Value Portfolio.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Large Company Value Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Large Company Value Portfolio and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Large Company Value Portfolio or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.

Proxy voting for the Large Company Value Portfolio and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio relative to the performance of the Portfolio’s benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. All shares are voting shares (i.e., not phantom stock).

As of December 31, 2010, Messrs. Pzena, Goetz and DeSpirito, did not own any shares of the Large Company Value Portfolio.

Ranger

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2010, information on these other accounts is as follows:

W. Conrad Doenges
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered investment companies	4	$315.73	0	$0
Other pooled investment vehicles	11	$502.21	0	$0
Other advisory accounts	11	$270.65	1	$33.54

According to Ranger, there are no material conflicts of interest between the portfolio manager’s management of a portion of the Small Company Growth Portfolio’s investments and the investments of the other accounts Ranger manages.

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.

As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients.  Ranger's compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets.  Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients

Ranger manages client accounts other than the Small Company Growth Portfolio.  An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure.  Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s Portfolio Manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts.  In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.

As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients.  However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.

Personal Trading.

Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employee in relation to trading on behalf of such advisor’s clients.  An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict.  To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts.  Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained prior to either their employment or adoption of the Ranger’s current Personal Trading Policy.

Soft Dollars.

Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934.  Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger.  Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above.  To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm.  The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services.  The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.

Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy.  In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.

Ranger’s portfolio managers receive a salary, as well as a performance based bonus, which may potentially be multiples of an employee’s salary. The portfolio managers and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including bonuses.

Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.

If a portfolio manager should leave the firm, Ranger will, depending on the circumstances, either repurchase that individual’s profit interest in the firm, the value of which is based on a predetermined formula, or divest the employee of such ownership interest.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.

As of December 31, 2010, W. Conrad Doenges beneficially owned no securities of the Small Company Growth Portfolio.

Systematic

Systematic’s team of portfolio managers responsible for the day-to-day management of a portion of the Large Company Value Portfolio is comprised of Kevin McCreesh, Chief Investment Officer, and Ronald Mushock, Portfolio Manager. Mr. McCreesh and Mr. Mushock are both partners of Systematic and are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2010, information on these other accounts is as follows:

D.Kevin McCreesh
Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$562	0	$0
Other Pooled Investment Vehicles:	3	$130	0	$0
Other Accounts:	133	$3,078	1	$306

Ronald Mushock
Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies:	7	$1,025	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	983	$3,001	2	$261

Compensation

The compensation package for portfolio managers, Kevin McCreesh and Ronald Mushock, consists of a fixed base salary, a share of the firm’s profits based on each partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Potential Conflicts of Interest

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.  From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolios, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Portfolio to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.  Additionally, the management of the Portfolio and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio or other accounts.  However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities.  To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Portfolios, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Portfolio and the other accounts listed above.

As of December 31, 2010, Messrs. McCreesh and Mushock beneficially owned no securities of the Large Company Value Portfolio.

TWIN

Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the Large Cap Core Plus Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2010, information on these accounts is as follows:

Geoffrey Gerber and Christopher B. Erfort
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered investment companies	7	$313.59	0	$0
Other pooled investment vehicles	4	$59.46	1	$18.67
Other advisory accounts	24	$574.52	0	$0

TWIN manages the Large Cap Core Plus Fund with its other client accounts invested in the same investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus. The cash bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the Large Cap Core Plus Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

As of December 31, 2010, Messrs. Gerber or Erfort did not own any shares of the Large Cap Core Plus Fund.

UBS

UBS’s portion of the Large Cap Core Plus Fund is managed by an investment team led by John C. Leonard, Thomas M. Cole and Scott Bondurant. Each member of the team is also responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2010, information on these other accounts is as follows:

John C. Leonard
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered investment companies	15	$3,179	0	$0
Other pooled investment vehicles	36	$7,203	4	$1,000
Other advisory accounts	13	$1,350	0	$0

Thomas M. Cole
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered investment companies	15	$3,179	0	$0
Other pooled investment vehicles	36	$7,203	4	$1,000
Other advisory accounts	16	$1,351	0	$0

Scott Bondurant
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered investment companies	4	$350	0	$0
Other pooled investment vehicles	2	$74	2	$74
Other advisory accounts	8	$56	0	$0

Compensation

UBS’ compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of its clients.

The total compensation received by the portfolio managers and analysts at UBS, including the Portfolio’s portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•
The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•
Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•
Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS funds, UBS shares or notional shares. The vehicles aligned to selected UBS funds are called Alternative Investment Vehicles or AIVs. UBS believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS AG and UBS.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the assets such portfolio manager manages versus the relevant benchmark or index and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

As of December 31, 2010, the portfolio managers identified above did not own any shares of the Large Cap Core Plus Fund.

Conflicts of Interest  The portfolio management team’s management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Portfolio. A portfolio manager and his or her team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS and UBS AG (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio are engaged in businesses and have interests other than that of managing the Portfolio. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Portfolio.

UBS may purchase or sell, or recommend for purchase or sale, for the Portfolio or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS may recommend to the Portfolio or its other clients, or purchase for the Portfolio or its other clients, securities of issuers in which UBS AG has an interest as described in this paragraph.

From time to time and subject to client approval, UBS may rely on certain affiliates to execute trades for the Portfolio or its other accounts.  For each security transaction effected by UBS AG, UBS may compensate and UBS AG may retain such compensation for effecting the transaction, and UBS may receive affiliated group credit for generating such business.

Transactions undertaken by UBS AG or client accounts managed by UBS AG (“Client Accounts”) may adversely impact the Portfolio. UBS AG and one or more Client Accounts may buy or sell positions while the Portfolio is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio.

Victory

Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael Koskuba, portfolio managers of Victory’s portion of the Large Company Growth portfolio are also primarily responsible for the day-to-day management of a registered investment company and other advisory accounts. As of December 31, 2010, information on these other accounts is as follows:

Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael Koskuba
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered investment companies	3	$224.6	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	58	$321.2	0	$0

According to Victory, there are no material conflicts of interest between the portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other accounts Victory manages.

Each Victory portfolio manager receives a base salary plus an annual incentive bonus for managing a portion of the Large Company Growth Portfolio, other investment companies and other accounts. A Victory portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A Victory portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results. Victory establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of the Victory portfolio manager’s accounts relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The Victory manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero. Performance results for a Victory manager are based on the composite performance of all accounts managed by that Victory manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Victory portfolio managers may participate either in Victory’s long-term incentive plan, the results for which are based on Victory’s business results (the “Victory Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”), or both. Eligibility for participation in these Victory incentive programs depends on the Victory manager’s performance and seniority. Mr. Maronak, Mr. Kefer, and Mr. Dahl participate in the Victory Incentive Plan and the KeyCorp Incentive Plan.

As of December 31, 2010, Messrs. Maronak, Kefer, Dahl and Koskuba did not own any shares of the Large Company Growth Portfolio.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each Portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Portfolios. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) a Portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of a Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to a Portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Services Agreement

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Portfolios Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456, and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Portfolios’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Portfolio; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Portfolio’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Company pursuant to a Portfolio Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration fees paid by each Portfolio to PFPC for the period from January 1, 2008 through July 13, 2008:

January 1, 2008 – July 13, 2008
Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$195,527	$0	$195,527
Large Company Value Portfolio	$31,453	$0	$31,453
Small Company Growth Portfolio	$18,730	$0	$18,730
Small Company Value Portfolio	$19,619	$0	$19,619
Wilshire 5000 IndexSM Fund	$154,079	$0	$154,079
Wilshire Large Cap Core Plus Fund	$24,773	$0	$24,773

The following table describes the administration fees paid by each Portfolio to SEI for the period July 14, 2008 through December 31, 2008 and for the years ended December 31, 2009 and December 31, 2010:

July 14, 2008 – December 31, 2008
Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$92,913	$0	$92,913
Large Company Value Portfolio	$11,870	$0	$11,870
Small Company Growth Portfolio	$6,880	$0	$6,880
Small Company Value Portfolio	$9,934	$0	$9,934
Wilshire 5000 IndexSM Fund	$71,944	$0	$71,944
Wilshire Large Cap Core Plus Fund	$12,036	$0	$12,036

2009
Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$136,488	$0	$136,488
Large Company Value Portfolio	$19,872	$0	$19,872
Small Company Growth Portfolio	$3,788	$0	$3,788
Small Company Value Portfolio	$5,672	$0	$5,672
Wilshire 5000 IndexSM Fund	$107,648	$0	$107,648
Wilshire Large Cap Core Plus Fund	$58,070	$0	$58,070

January 1, 2010 – December 31, 2010
Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$128,222	$0	$128,222
Large Company Value Portfolio	$22,722	$0	$22,722
Small Company Growth Portfolio	$4,699	$0	$4,699
Small Company Value Portfolio	$7,877	$0	$7,877
Wilshire 5000 IndexSM Fund	$108,571	$0	$108,571
Wilshire Large Cap Core Plus Fund	$136,346	$0	$136,346

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Portfolio in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ shares. Prior to July 14, 2008, PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Company’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to a Portfolio may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Portfolio, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

During the period January 1, 2008 through July 13, 2008, PFPC Distributors received the following in distribution fees from the Portfolios:

Portfolio	January 1, 2008 - July 13, 2008
Large Company Growth Portfolio	$343,165
Large Company Value Portfolio	$59,970
Small Company Growth Portfolio	$21,789
Small Company Value Portfolio	$29,918
Wilshire 5000 IndexSM Fund	$167,306
Wilshire Large Cap Core Plus Fund	$11,077

During the period July 14, 2008 through December 31, 2008 and the fiscal years ended December 31, 2009 and December 31, 2010, the Distributor received the following in distribution fees from the Portfolios:

Portfolio	July 14, 2008 - December 31, 2008
Large Company Growth Portfolio	$201,930
Large Company Value Portfolio	$38,167
Small Company Growth Portfolio	$8,262
Small Company Value Portfolio	$15,570
Wilshire 5000 IndexSM Fund	$127,832
Wilshire Large Cap Core Plus Fund	$8,348

Portfolio	2009
Large Company Growth Portfolio	$291,283
Large Company Value Portfolio	$64,633
Small Company Growth Portfolio	$13,613
Small Company Value Portfolio	$20,292
Wilshire 5000 IndexSM Fund	$248,837
Wilshire Large Cap Core Plus Fund	$110,467

Portfolio	2010
Large Company Growth Portfolio	$267,241
Large Company Value Portfolio	$78,046
Small Company Growth Portfolio	$13,074
Small Company Value Portfolio	$27,763
Wilshire 5000 IndexSM Fund	$261,349
Wilshire Large Cap Core Plus Fund	$226,271

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class Shares of a Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of a Portfolio. Amounts spent on behalf of the Investment Class Shares of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2010 are set forth below.

Portfolio	Printing	Advertising	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Total
Large Company Growth Portfolio	$237	$5,947	$258,320	$2,737	$0	$267,241
Large Company Value Portfolio	$70	$1,733	$74,982	$1,261	$0	$78,046
Small Company Growth Portfolio	$15	$362	$12,307	$390	$0	$13,074
Small Company Value Portfolio	$23	$610	$25,511	$934	$685	$27,763
Wilshire 5000 IndexSM Fund	$227	$5,746	$232,736	$7,943	$9,594	$256,246
Wilshire Large Cap Core Plus Fund	$194	$452	$225,625	$0	$0	$226,271

Shareholder Servicing Plan

Each Portfolio has adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of a Portfolio’s average net assets attributable to the shares held by such service provider.

Custodian

BNY Mellon Servicing Global Financial Institutions (“BNY Mellon”) (formerly, PNC Global Investment Servicing), 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as custodian of the assets of each Portfolio, except the Wilshire Large Cap Core Plus Fund. Under the Custodian Services Agreement, BNY Mellon maintains each Portfolio’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement. JPMorgan Chase Bank, N.A., 3 Chase Center, 8th floor, Brooklyn, New York, 11245, serves as the custodian for the Large Cap Core Plus Fund.

Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act (the “Code”). The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Portfolio within periods of trading by a Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Sub-Adviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

PROXY VOTING POLICY AND PROCEDURES

The Company

The Sub-Advisers have been delegated the responsibility for voting the Portfolios’ proxies pursuant to the Investment Sub-Advisory Agreements. Each Sub-Adviser votes proxies according to proxy voting policies, which are described below. Wilshire monitors the Sub-Advisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Sub-Adviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or each Sub-Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Sub-Advisers is summarized below.

Acadian

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services, Inc. (“ISS”) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Amy Conklin in Acadian’s Client Communications Group at 1-800-946-0166 or aconklin@acadian-asset.com.

Cornerstone

Cornerstone uses a third-party proxy voting administrator, RiskMetrics Group, Glass Lewis & Co. (“RiskMetrics”) to monitor proxies, recommend voting decisions and ensure that proxies are submitted in a timely manner. Cornerstone’s Investment Policy Committee makes the final decision on how to vote proxies, though it will generally follow the recommendations of the proxy voting administrator. Whenever the proxy voting administrator identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis by the Investment Policy Committee.

Occasions may arise during the voting process in which the best interests of Cornerstone conflicts with those of its clients, including those of the Large Company Growth Portfolio. Cornerstone’s policy is to vote proxies in the best interests of its clients. To minimize any conflicts of interest, Cornerstone generally votes proxies pursuant to predetermined guidelines based on the recommendation of RiskMetrics, an independent third party.

LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering the proxy voting process and the Chief Compliance Officer the responsibility for its oversight. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis’ recommendations.

Glass Lewis’ general positions on various proposals are as follows:

Director Matters – Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case by case basis. It votes against proposals to impose classified boards and those proposals permitting the removal of directors without cause.

Shareholder Rights – Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions. It typically votes for proposals seeking to grant cumulative voting and evaluates shareholder proposals and proposals that increase the number of authorized shares on a case-by-case basis.

Compensation and Benefits Plans – Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis, however, they believe they are a useful tool when not abused. Glass Lewis views option exchanges with great skepticism and as a result reviews each on a case-by-case basis. Glass Lewis typically votes in favor of performance based option requirements, linking executive compensation to the performance of the business, the compensation of non-employee directors, allowing shareholders a non-binding or advisory vote on compensation policies and practices, the grant of options to executives. Glass Lewis typically votes in opposition of caps on executive stock options, and those proposals seeking to limit executive compensation will be reviewed on a case-by-case basis.

Routine Matters – Glass Lewis generally votes in favor of ratification of auditors and opposes including pension credits as a measure of income used to award performance based compensation.

NWQ

NWQ's Proxy Voting Committee is responsible for oversight of the proxy voting process. NWQ has engaged the services of MSCI Institutional Shareholder Services (“ISS”) to make recommendations to NWQ on the voting of proxies relating to securities held in its clients’ accounts. NWQ reviews and frequently follows ISS recommendations. However, in selected instances, NWQ may not vote in accordance with the ISS recommendations when NWQ believes that specific ISS recommendations are not in the best economic interests of the Small Cap Value Portfolio and its shareholders.

Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is done in a few foreign countries). However, NWQ may decide, on an individual security basis that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Moreover, in the event that NWQ determines that it has a material conflict of interest in voting a proxy, NWQ has adopted procedures to address how it will vote in these situations. If the Company requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the Company only if NWQ is not able to follow the Company’s request.

This summary is qualified in its entirety by reference to NWQ’s Proxy Voting Policies and Procedures and ISS Guidelines.

Pyramis

Pyramis and its affiliates have established formal written proxy voting guidelines that are designed to ensure that client proxies are voted in accordance with client-approved guidelines or, if not covered specifically by client-approved guidelines, in accordance with the best interest of clients as determined by Pyramis’ or its affiliates sole judgment.

As a general rule, Pyramis’ guidelines call for Pyramis or its affiliates to vote in favor of routine management proposals in favor of incumbent directors, and to evaluate shareholder proposals by their likelihood to enhance the economic returns of the portfolio company or to maximize shareholder value.

The guidelines generally oppose measures that are designed to prevent or obstruct corporate takeovers, such as fair price amendments, classified boards, “blank check” preferred stock, executive “golden parachutes,” shareholders rights plans (“poison pills”) and supermajority provisions.

With respect to equity-based compensation plans, the guidelines generally call for voting against plans or plan amendments that cause excessive dilution to existing shareholders or have option exercise prices less than 100% fair market value on the date of grant. The guidelines also generally oppose the repricing of outstanding stock options.

With respect to proposals relating to shareholder rights, the guidelines generally (i) support simple majority voting; (ii) oppose cumulative voting; (iii) support confidential voting; and (iv) oppose supermajority voting requirements.

Pyramis will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

The guidelines have been designed so that proxies are voted in the best interest of Pyramis’ and its affiliates’ clients, as determined by their sole judgment, and to resolve potential conflicts of interest. Pyramis votes shares in a manner consistent with the guidelines and without regard to any other relationship, business or otherwise, that Pyramis or its affiliates may have with companies in which Pyramis invests client assets. FMR’s Investment Proxy Research Group administers the guidelines on behalf of Pyramis. If non-routine proposals not addressed by the guidelines arise, the FMR Investment Proxy Research Group consults, when appropriate, with the investment professionals responsible for researching and/or investing in applicable companies. Senior management of the FMR Investment Proxy Research Group, in conjunction with an attorney within FMR’s legal department is authorized to make a final decision on such non-routine matters.

Pzena

Pzena subscribes to MSCI Institutional Shareholder Services (“ISS”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines, or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s Chief Compliance Officer will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS’ recommendations. Pzena generally withholds votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent. Pzena generally does not support shareholder proposals to vote against directors unless it determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns. Pzena generally supports proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so.

Compensation and Benefit Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation). In general, Pzena will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans.

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved Board and committee representation.

This summary is qualified in its entirety by reference to Pzena’s Proxy Voting Policy.

Ranger

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Company Growth Portfolio.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interests of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Systematic

Proxy Voting

Systematic has retained an independent proxy-voting agent (“agent”) and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. There may be a situation where the agent itself may have a material conflict with an issuer of a proxy. In those situations, the agent will fully or partially abstain from voting and Systematic’s Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic’s Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting Guidelines

Systematic maintains four sets of proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic firm its proxy voting vendor on a timely basis.

TWIN

TWIN endeavors to vote proxies consistent with the best economic interests of its clients. TWIN maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about TWIN’s proxy policies and practices. TWIN’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TWIN will at all times have a professional staff member appointed as its Proxy Officer. The Proxy Officer is responsible for the administration of TWIN’s proxy voting program.

TWIN has retained Glass Lewis to provide proxy-related services to TWIN, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities. TWIN generally follows the Glass Lewis recommendation. Glass Lewis forwards the vote record to Broadridge Financial Services to process. TWIN has the right to direct that proxies be voted in a manner different from that recommended by Glass Lewis. However, when in the best judgment of TWIN its interests conflict with the interests of client, TWIN will follow the recommendation of Glass Lewis.

UBS

The proxy voting policy of UBS is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS’ proxy voting policy.

When UBS’ view of a company's management is favorable, UBS generally supports current management initiatives. When UBS’ view is that changes to the management structure would probably increase shareholder value, UBS may not support existing management proposals. UBS generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS is aware of a conflict with respect to a particular proxy, the appropriate local corporate governance committee is required to review and resolve the manner in which such proxy is voted.

Victory

Victory’s voting authority will be exercised in accordance with principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets. In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer's board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders. Reasonable efforts will be made to monitor and keep abreast of corporate actions. All stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available. A written record of such voting will be kept by Victory or its designated affiliate.

Victory’s entire Policy and Procedures are available upon request via its website at www.victoryconnect.com, or by e-mailing Victory at Compliance_Victory@victoryconnect.com.

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Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory's law group and a member of senior management.

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the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the Fund knows that a vote concerning a “material” event will occur.

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Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

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Appropriate information will be sent to the [Securities Lending Group] with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

PORTFOLIO TRANSACTIONS

Each Sub-Adviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Sub-Adviser allocates portfolio transactions among broker-dealers in the best judgment of the Sub-Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Sub-Advisers. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Sub-Advisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Sub-Adviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Sub-Advisers considers the sale of each Portfolio’s shares in selecting brokers to effect Portfolio transactions.

Although each Sub-Adviser makes investment decisions for a Portfolio independently from those of its other accounts, investments of the kind made by a Portfolio may often also be made by such other accounts. When a Sub-Adviser buys or sells the same security at substantially the same time on behalf of a Portfolio and one or more other accounts managed by that Sub-Adviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure. For the fiscal year ended December 31, 2010, the portfolio turnover rate of the 5000 Index Fund was significantly lower than the previous two fiscal years because large shareholder redemptions impeded the Fund’s ability to purchase portfolio securities.

If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.

Prime Broker. J.P. Morgan Chase Bank, N.A. (“J.P. Morgan”) serves as the Large Cap Core Plus Fund’s prime broker, which means that all Large Cap Core Plus Fund portfolio transactions are cleared through the Large Cap Core Plus Fund’s prime brokerage account with J.P. Morgan. J.P. Morgan or its affiliates may receive payments under the Investment Class Shares’ Service and Distribution Plan and/or under the shareholder services plan for both the Large Cap Core Plus Fund’s Investment Class Shares and Institutional Class Shares.

For the fiscal years ended December 31, 2010, 2009 and 2008, each Portfolio paid total brokerage commissions as follows:

Portfolio	2010	2009	2008
Large Company Growth Portfolio	$269,214	$315,553	$518,170
Large Company Value Portfolio	$47,913	$69,063	$81,571
Small Company Growth Portfolio	$18,640	$23,811	$44,603
Small Company Value Portfolio	$37,691	$26,955	$65,144
Wilshire 5000 IndexSM Fund	$25,404	$203,325	$190,658
Wilshire Large Cap Core Plus Fund	$774,169	$285,316	$110,870

As of December 31, 2010, each Portfolio held the following securities of their regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Large Company Growth Portfolio
Bank of America	$493,500
Goldman Sachs	$1,227,400
Large Company Value Portfolio
Bank of America	$266,133

CitiGroup	$934,525
Goldman Sachs	$256,444
JPMorgan Chase	$1,194,887
Morgan Stanley	$127,207
UBS AG	$371,810
Small Company Growth Portfolio	None
Small Company Value Portfolio	None
Wilshire 5000 IndexSM Fund
Bank of America	$1,580,096
CitiGroup	$1,181,318
Goldman Sachs	$1,029,139
Jefferies Group	$45,271
JPMorgan Chase	$1,987,759
Morgan Stanley	$403,388
Wilshire Large Cap Core Plus Fund
Raymond James	$114,096.00
Goldman Sachs	$1,688,400.00
Jefferies Group	$110.334.50
Morgan Stanley	$1,185,480.00

No brokerage commissions were paid to the Distributor. There were no spreads or concessions on principal transactions for any such period.

NET ASSET VALUE

The NAV per share of each class of each Portfolio is calculated as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

Each Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on National Association of Securities Dealers Automated Quotation “NASDAQ”) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes upon the securities that are used for such a payment.

REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes DST to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by DST to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if DST receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DST. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize DST to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by DST to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of a Portfolio being exchanged must have a value of at least the minimum initial investment required for a Portfolio into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a Portfolio being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisers before making an investment decision.

Regulated Investment Companies

The Company’s management believes that each Portfolio qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”) for the fiscal year ended December 31, 2010 and intends to meet the same qualifications for the fiscal year ended December 31, 2011. Qualification as a regulated investment company relieves a Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Portfolio controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Index Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

A Portfolio generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio’s net realized short-term capital gains, are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and for taxable years beginning before January 1, 2013, distributions to individual and other noncorporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Portfolios is derived from certain qualifying dividends. Dividend income earned by a Portfolio will be so eligible only if a Portfolio has satisfied certain holding period and other requirements. In addition, the shareholder must meet certain holding period and other requirements with respect to his or her Portfolio shares. After the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.

Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to a Portfolio’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual and other noncorporate shareholders. Corporate shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such dividends or distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of a Portfolio may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other shares of the Portfolio or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the IRC.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of a Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to a Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by a Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to delivers the same or substantially identical properly relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Portfolio may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Portfolio’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of a Portfolio’s income and gains and distributions to shareholders, affect whether the Portfolio has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Portfolio may invest in certain derivatives and other investments in the future.

Other Investments

If a Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Portfolio must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Portfolio may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If a Portfolio invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Portfolio elects to include the market discount in income as it accrues. A Portfolio’s investment in lower-rated or unrated debt securities may present issues for the Portfolio if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.  None of the Portfolios expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Portfolio, with the result that the Portfolio’s net investment income will be reduced by the foreign taxes paid by the Portfolio and the Portfolio’s shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Large Cap Core Plus Fund’s investments in REIT equity securities may result in the Large Cap Core Plus Fund’s receipt of cash in excess of the REIT’s earnings; if the Large Cap Core Plus Fund distributes these amounts, these distributions could constitute a return of capital to Large Cap Core Plus Fund shareholders for federal income tax purposes.  Investments in REIT equity securities also may require the Large Cap Core Plus Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Large Cap Core Plus Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by the Large Cap Core Plus Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the Internal Revenue Service, a portion of the Large Cap Core Plus Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides that excess inclusion income of a regulated investment company, such as the Large Cap Core Plus Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined by the IRC) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Generally, the character of the income or capital gains that a Portfolio receives from another investment company, including certain ETFs, will pass through to the Portfolio’s shareholders as long as the Portfolio and the other investment company each qualify as regulated investment companies.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Portfolio will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Portfolio will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Portfolio will be required to distribute to shareholders will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Portfolio (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests.

Other Tax Information

The Portfolios may be required to withhold for U.S. federal income taxes 28% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). However, effective for taxable years of a Portfolio beginning before January 1, 2012, the Portfolio will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Portfolio and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Portfolio. A Portfolio may choose not to designate such amounts.

Special rules apply to foreign persons who receive distributions from a Portfolio that are attributable to gain from “United States real property interests"  ("USRPIs"). The IRC defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation.” The IRC defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Portfolio is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Portfolio that are attributable to (a) gains realized on the disposition of USRPIs by the Portfolio and (b) distributions received by the Portfolio from a lower-tier regulated investment company or REIT that the Portfolio is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons.  If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Portfolio, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Portfolio will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Portfolio did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Portfolio that such distribution is qualified short-term gain or net capital gain) and the Portfolio must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Portfolio is a United States real property holding corporation or former United States real property holding corporation, the Portfolio may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.  Prior to January 1, 2012, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

The foregoing is only a summary of certain federal income tax rules affecting a Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

At December 31, 2010, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Portfolio	Expiring December 31,
	2011	2012	2013	2016	2017	2018
Large Company Growth Portfolio	$—	$—	$—	$—	$27,205,512	$—
Large Company Value Portfolio	—	—	—	9,570,341	6,732,493	—
Small Company Growth Portfolio	—	—	—	1,182,838	1,303,772	—
Small Company Value Portfolio	—	—	—	2,000,850	2,132,218	—
Wilshire 5000 IndexSM Fund	3,810,802	5,509,772	108,266	9,735,193	30,139,483	2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Portfolio will generally be able to carry forward such capital losses indefinitely.  A Portfolio’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six Portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire Large Cap Core Plus Fund—each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio and prior to May 1, 2011, the Wilshire Large Cap Core Plus Fund was named the Wilshire Large Cap Core 130/30 Fund. The title of each class of each Portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire Large Cap Core Plus Fund:
Wilshire Large Cap Core Plus Fund – Investment Class Shares
Wilshire Large Cap Core Plus Fund – Institutional Class Shares

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-3 under the 1940 Act (“Rule 18f-3”) exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Portfolios’ shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Portfolios contained in its annual report for the fiscal year ended December 31, 2010 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXSM FUND

QUALIFIED CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

(http://www.wilfunds.com)

May 1, 2011

This Statement of Additional Information (“SAI”) provides supplementary information for the Qualified Class Shares of the Wilshire 5000 Indexsm Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Qualified Class Shares of the Fund dated May 1, 2011 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2010 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at Wilshire Mutual Funds, Inc., c/o DST System, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	16
INVESTMENT ADVISORY AND OTHER SERVICES	17
CODE OF ETHICS	23
PROXY VOTING POLICY AND PROCEDURES	24
PORTFOLIO TRANSACTIONS	25
NET ASSET VALUE	25
PURCHASE AND REDEMPTION OF SHARES	26
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	27
OTHER INFORMATION	29
FINANCIAL STATEMENTS	30

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Qualified Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research (“LA Capital”) serves as the sub-adviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract (“Contract”) purchased by your employer from an insurance company (“Insurer”) with which the Fund has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer’s Contract disclosure document. Once you are invested in Qualified Class Shares of the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. Depending on your employer’s Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts (“Contract Owners”) should consider their investment objectives and tolerance for risk when making an investment decision. The Fund’s net asset value (“NAV”) is not fixed and should be expected to fluctuate. You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

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With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers.

Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

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Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s NAV, decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

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Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

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Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Recent Market Events Risk. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

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These recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal Government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in December of 2010, initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading and short sales; the creating of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the sub-advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. (“Glass Lewis”) and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

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The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

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8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Lawrence E. Davanzo, 58(2)	Director	Since 2005	President, Wilshire Associates Incorporated, October 2007-Present; Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005- Present, Wilshire Variable Insurance Trust; Managing Director, August 2004-October 2004, Guggenheim Partners, independent investor, August 2001-August 2004	15	Wilshire Variable Insurance Trust (9 Funds); Wilshire Associates Incorporated

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
Margaret M. Cannella, 59	Director	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Variable Insurance Trust, Inc. (9 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 62	Director	Since 2006	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 Funds)

Edward Gubman, 60	Director	Since 2011	Founder and Principal, Strategic Talent Solutions	15	N/A

Richard A. Holt, 69	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	15	Wilshire Variable Insurance Trust (9 Funds)

Suanne K. Luhn, 56	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Variable Insurance Trust (9 Funds)

Harriet A. Russell, 69	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	15	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (9 Funds)

George J. Zock, 60	Director, Chairman of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Variable Insurance Trust (9 Funds)

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
OFFICERS
Jamie B. Ohl, 45	President	Since 2010	Chief Operating Officer and Managing Director, Wilshire Funds Management since 2010; Senior Vice President and Director of the Retirement Plans Group, Hartford Life Insurance Co. from 2006-2010	N/A	N/A

Aaron W.L. Eubanks, 49	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates, Incorporated (since 2009). Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992-2009)	N/A	N/A

Reena S. Lalji, 40	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 – 2008)	N/A	N/A

Nathan R. Palmer, 35	Vice President	Since 2011
Vice President, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director of Public Markets, Investment Office, California Institute of Technology (2008-2009); Treasury Manager, Retirement Investments, Intel Corp. (2004-2008)
				N/A	N/A

James E. St. Aubin, 33	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004 – 2008, Senior Consultant at Ibbotson Associates – a division Morningstar Inc.	N/A	N/A

Helen Thompson, 44	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 45	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

11

Victor Zhang, 38	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO Investment Advisory Services, LLC, 2001 to 2006
			N/A	N/A

(1)
Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Company’s investment adviser, Wilshire Associates Incorporated.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company and as Trustee of the Trust. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Director of the Company since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of the Trust and the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Deleware). Ms. Cannella is also currently on the Board of Directors of Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Boards of Integrity Mutual Insurance Company and Unity Health Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin- School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

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Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Richard A. Holt. Mr. Holt has served as Director of the Company since 2006 and is chairperson of the Investment Committee. He also has served as a board member of other funds in the Wilshire funds complex since 1998. Mr. Holt held various senior positions in the investment management industry, including serving as a Director of Scudder, Stevens & Clark, Inc. and as Senior Relationship Manager with its division, Scudder Insurance Asset Management, until 1998.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

Harriet A. Russell. Ms. Russell has served as Director of the Company since 2006 and is chairperson of the Contract Review Committee. Ms. Russell also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1974 to 1983 and 1992 to 1996. Ms. Russell is President of the Greater Cincinnati Credit Union and also serves on its Board. Ms. Russell has served as Vice President for the Cincinnati Board of Education and was a teacher at Walnut Hills High School.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003.

Lawrence E. Davanzo. Mr. Davanzo has served as Director since 2005 and as President of the Company from 2005 to 2010. He is also chairperson of the Valuation Committee.  Mr. Davanzo has served as President of the Adviser since 2007 and served as Senior Managing Director of the Adviser from 2004 to 2007. Mr. Davanzo served as Managing Director of Guggenheim Partners from August 2004 to October 2004 and was an independent investor from 2001 to 2004. He also served as President of Investor Force Securities from 2000 to 2001 and was the Managing Director and founder of Asset Strategy Consultants, an investment consulting firm, from 1991 to 2000.

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Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of eight Directors, seven of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established five standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and sub-advisers. The Contract Review Committee coordinates the annual consideration of advisory, sub-advisory and distribution contracts and the 12b-1 distribution plan. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and sub-advisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

14

Committees

The Board has five standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee held three meetings in 2010. The current members of the Audit Committee include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2010. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2010. The current members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (chairperson) and Mses. Cannella, Luhn and Russell.

The Contract Review Committee held four meetings in 2010. The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (chairperson), Cannella and Luhn and Messrs. Formisano, Gubman, Holt and Zock.

The Valuation Committee held four meetings in 2010. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (chairperson) and Holt and Ms. Russell. Messrs. Formisano, Gubman, Zock and Mses. Cannella and Luhn serve as alternates.

Directors’ Holdings of Portfolio Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2010, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who Are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Margaret M. Cannella	None	None
Suanne K. Luhn	None	$10,001 – 50,000
Roger A. Formisano	None	None
Edward Gubman	None	$10,001 – 50,000
Richard A. Holt	None	over $100,000
Harriet A. Russell	None	None
George J. Zock	None	$10,001 – 50,000

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Director Who Is An “Interested Person” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None

As of December 31, 2010, the Directors and officers of the Company did not hold in the aggregate, directly or beneficially, more than 1% of the outstanding shares of the Qualified Class Shares of the Fund.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2010. The Company does not compensate the “interested” Director or any of the officers. In addition, no remuneration was paid during the fiscal year ended December 31, 2010 to Ms. Cannella and Mr. Gubman who were not members of the Board during that time.

Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex*
Margaret Cannella	N/A	N/A	N/A	N/A
Roger D. Formisano	$13,720	N/A	N/A	$28,000
Richard A. Holt	$13,720	N/A	N/A	$28,000
Edward Gubman	N/A	N/A	N/A	N/A
Suanne K. Luhn	$11,760	N/A	N/A	$24,000
Harriet A. Russell	$13,720	N/A	N/A	$28,000
George J. Zock	$19,600	N/A	N/A	$40,000

*
This is the total amount compensated to the Director for his or her service on the Company’s Board and the board of any other investment company in the fund complex. “Fund complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Qualified Class shares of the Fund as of March 31, 2011.  Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed a “control person,” as defined by the 1940 Act.

16

[TO BE UPDATED]
Shareholders	Percentage Owned
Nationwide Life Insurance	99.98%
Prov Pen.
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire. LA Capital is the sub-adviser to the Fund pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, as amended May 29, 2007 (the “Sub-Advisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Fund. All advisory fees are accrued daily. For the fiscal years ended December 31, 2008, 2009 and 2010, the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets, were as follows:

	Advisory Fee Paid	% of Average Net Assets
2008	$212,305	0.10%
2009	$156,225	0.10%
2010	$155,101	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more sub-advisers to manage the Fund or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreement and Fees

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, 2008, 2009 and 2010, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Fund, and the corresponding percentages of net assets, were as follows:

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	Sub-Advisory Fee Paid	% of Average Net Assets
2008	$106,153	0.02%
2009	$ 77,899	0.05%
2010	$106,153	0.05%

LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Fund other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Sub-Advisory Agreement will continue in effect unless sooner terminated as provided in the Sub-Advisory Agreement, so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

LA Capital

LA Capital manages the Fund. Thomas D. Stevens, Chairman; Hal W. Reynolds, CIO; and Daniel E. Allen, Director of Global Equities are the senior portfolio managers for the portion of the Fund sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2010.

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Thomas D. Stevens, Hal W. Reynolds, CFA and Daniel E. Allen, CFA
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	17	$2,038.9	0	$0
Other Pooled Investment Vehicles:	2	$338.6	2	$338.6
Other Accounts:	34	$4,335	7	$1,241.1

As of December 31, 2010, LA Capital managed 53 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 19 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account will be managed individually, LA Capital will, at any given time, purchase and/or sell the same securities for many accounts. When appropriate, LA Capital will aggregate the same transactions in the same securities. Clients in an aggregated transaction will receive the same execution price per share, which will reflect an average of prices if the order is executed in multiple trades, and will be charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital will allocate the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.

Since client portfolios have different investment strategies, objectives, restrictions, constraints, startup dates and overlapping benchmark constituents, it is possible that LA Capital may be purchasing or holding a security for one client, and selling the same security for another client. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices. This is due to the fact that trade “waves” created using the “wave optimization algorithms,” are specific to each traded account and use live prices as a primary “wave” creation determinant. A wave traded for one account at a particular time in the day may have a different profit/loss profile (wave decision variable) than a wave traded for another account at a different time in the day, but the same stock may be traded as part of both waves, resulting in different trade execution prices.

In the event that LA Capital manages a proprietary portfolio with holdings and trades that coincide or overlap with a client managed account, it will be the firm’s policy to trade the client managed account(s) first and the proprietary account(s) last. If feasible, and if the impact on liquidity and market impact is determined to be inconsequential, LA Capital may trade client managed accounts in conjunction with proprietary accounts. Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with the respect to “aggregated transactions.”

The level of client fees or receivables will never enter the order priority decision making process by LA Capital or its traders. The sole factor that determines list trading priority is the profit/loss characteristics of the portfolio (client account) trade program. LA Capital and its traders will strive to capture as much profit as possible, based upon a benchmark that reflects the firm’s desire to minimize implementation shortfall. LA Capital believes this “frictionless” benchmark serves as the most stringent measure of market impact and opportunity cost as the firm applies its investment ideas.

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LA Capital’s senior portfolio managers, including Mr. Stevens, Mr. Reynolds, and Mr. Allen are the principals of LA Capital and are compensated based on LA Capital’s profits rather than on performance of particular accounts. Mr. Stevens’, Mr. Reynolds’, and Mr. Allen’s compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital’s profits. Mr. Stevens manages 9 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

As of December 31, 2010, Mr. Stevens, Mr. Reynolds, and Mr. Allen did not own shares of the Fund.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Services Agreement

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Portfolios Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

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Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Company pursuant to a Portfolio Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration fees paid by the Fund to PFPC for the period from January 1, 2008 through July 13, 2008:

Administration Fees
January 1, 2008 – July 13, 2008	$154,079

The following table describes the administration fees paid by the Fund to SEI for the period July 14, 2008 through December 31, 2008 and for the years ended December 31, 2009 and December 31, 2010:

Administration Fees
July 14, 2008 – December 31, 2008	$71,944
January 1, 2009 – December 31, 2009	$107,648
January 1, 2010 – December 31, 2010	$108,571

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares. Prior to July 14, 2008, PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Company’s distributor.

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The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

During the period January 1, 2008 through July 13, 2008 PFPC Distributors, Inc. received the following in distribution fees from the Fund:

Distribution Fees
January 1, 2008 – July 13, 2008	$167,306

During the period July 14, 2008 through December 31, 2008 and the fiscal years ended December 31, 2009 and December 31, 2010, the Distributor received the following in distribution fees from the Fund:

Distribution Fees
July 14, 2008 – December 31, 2008	$127,832
January 1, 2009 – December 31, 2009	$248,837
January 1, 2010 – December 31, 2010	$261,349

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Fund reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. Amounts spent on behalf of the Qualified Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2010, are set forth below.

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	Printing	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Total
2010	$0	$1,642	$0	$0	$1,642

Shareholder Servicing Plan

The Fund has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

Custodian

BNY Mellon Asset Servicing Global Financial Institutions (“BNY Mellon”) (formerly, PNC Global Investment Servicing) 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as custodian of the assets of the Fund. Under the Custodian Services Agreement, BNY Mellon maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”), pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, LA Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

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PROXY VOTING POLICY AND PROCEDURES

LA Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the sub-advisory agreement. LA Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors LA Capital’s compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with LA Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of LA Capital is summarized below.

LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering the proxy voting process and the Chief Compliance Officer the responsibility for its oversight. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis’ recommendations.

Glass Lewis’ general positions on various proposals are as follows:

Director Matters – Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case by case basis. It votes against proposals to impose classified boards and those proposals permitting the removal of directors without cause.

Shareholder Rights – Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions. It typically votes for proposals seeking to grant cumulative voting and evaluates shareholder proposals and proposals that increase the number of authorized shares on a case-by-case basis.

Compensation and Benefits Plans – Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis, however, they believe they are a useful tool when not abused. Glass Lewis views option exchanges with great skepticism and as a result reviews each on a case-by-case basis. Glass Lewis typically votes in favor of performance based option requirements, linking executive compensation to the performance of the business, the compensation of non-employee directors, allowing shareholders a non-binding or advisory vote on compensation policies and practices, the grant of options to executives. Glass Lewis typically votes in opposition of caps on executive stock options, and those proposals seeking to limit executive compensation will be reviewed on a case-by-case basis.

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Routine Matters – Glass Lewis generally votes in favor of ratification of auditors and opposes including pension credits as a measure of income used to award performance based compensation.

PORTFOLIO TRANSACTIONS

LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

Although LA Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio. [Add explanation for significant difference in portfolio turnover in 2010.]

For the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid total brokerage commissions of $190,558, $203,325, and $25,404.17, respectively. No brokerage commissions were paid to the Distributor. There were no spreads or concessions on principal transactions for any such period.

As of December 31, 2010, the Fund held the following securities of its regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Bank of America	$1,580,016
Citigroup	$1,181,318
Goldman Sachs	$1,029,139
Jefferies Group	$45,271
JPMorgan	$1,987,759
Morgan Stanley	$403,388

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

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The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Purchases and Redemptions of Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purpose upon the securities that are used for such a payment.

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

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Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information.” For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer’s Contract disclosure statement.

Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2010 and intends to meet the same qualifications for the fiscal year ended December 31, 2011. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated or related investment companies) which the Fund controls and which are determined to be engaged in the same, similar trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

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Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Hedging Transactions

If an Insurer holds shares of the Fund while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer’s risk of loss in its Fund shares (an “offsetting position”), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Fund shares will be required to be deferred to the extent of any unrealized appreciation in the short position and (ii) such holding will limit the Insurer’s ability to claim the corporate dividends received deduction in respect of Fund dividends.

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

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Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Other Tax Information

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

At December 31, 2010, the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2011	2012	2013	2016	2017	2018
$3,810,802	$5,509,772	$108,266	$9,735,193	$30,139,483	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), the Fund will generally be able to carry forward such capital losses indefinitely.  The Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six portfolios – Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire Large Cap Core Plus Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio. The title of each class of each portfolio is as follows:

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Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Wilshire Large Cap Core Plus Fund:
Wilshire Large Cap Core Plus Fund – Investment Class Shares
Wilshire Large Cap Core Plus Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders and Contract Owners will receive annual and semi-annual reports that include the Fund’s financial statements.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Fund contained in its annual report for the fiscal year ended December 31, 2010 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

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WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXSM FUND

HORACE MANN CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

(http://www.wilfunds.com)

May 1, 2011

This Statement of Additional Information (“SAI”) provides supplementary information for the Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Horace Mann Class Shares of the Fund dated May 1, 2011 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2010 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-877-720-3701.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	16
INVESTMENT ADVISORY AND OTHER SERVICES	17
CODE OF ETHICS	23
PROXY VOTING POLICY AND PROCEDURES	23
PORTFOLIO TRANSACTIONS	24
NET ASSET VALUE	25
PURCHASE AND REDEMPTION OF SHARES	26
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	27
OTHER INFORMATION	30
FINANCIAL STATEMENTS	31

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Horace Mann Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research (“LA Capital”) serves as the sub-adviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

Horace Mann Class Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. (“Horace Mann”). Horace Mann is a registered broker/dealer with the Financial Industry Regulatory Authority and a wholly-owned subsidiary of the Horace Mann Educators Corporation.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

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Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

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Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s net asset value (“NAV”), decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

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Successful use of futures by the Fund also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

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Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Recent Market Events Risk. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal Government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

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The situation in financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in December of 2010, initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading and short sales; the creating of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the sub-advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. (“Glass Lewis”) and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

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INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

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2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Lawrence E. Davanzo, 58(2)	Director	Since 2005	President, Wilshire Associates Incorporated, October 2007-Present; Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005- Present, Wilshire Variable Insurance Trust; Managing Director, August 2004-October 2004, Guggenheim Partners, independent investor, August 2001-August 2004	15	Wilshire Variable Insurance Trust (9 Funds); Wilshire Associates Incorporated

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
Margaret M. Cannella, 59	Director	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Variable Insurance Trust, Inc. (9 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 62	Director	Since 2006	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 Funds)

Edward Gubman, 60	Director	Since 2011	Founder and Principal, Strategic Talent Solutions	15	N/A

Richard A. Holt, 69	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	15	Wilshire Variable Insurance Trust (9 Funds)

Suanne K. Luhn, 56	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Variable Insurance Trust (9 Funds)

Harriet A. Russell, 69	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	15	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (9 Funds)

George J. Zock, 60	Director, Chairman of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Variable Insurance Trust (9 Funds)

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
OFFICERS
Jamie B. Ohl, 45	President	Since 2010	Chief Operating Officer and Managing Director, Wilshire Funds Management since 2010; Senior Vice President and Director of the Retirement Plans Group, Hartford Life Insurance Co. from 2006-2010	N/A	N/A

Aaron W.L. Eubanks, 49	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates, Incorporated (since 2009). Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992-2009)	N/A	N/A

Reena S. Lalji, 40	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 – 2008)	N/A	N/A

Nathan R. Palmer, 35	Vice President	Since 2011
Vice President, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director of Public Markets, Investment Office, California Institute of Technology (2008-2009); Treasury Manager, Retirement Investments, Intel Corp. (2004-2008)
				N/A	N/A

James E. St. Aubin, 33	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004 – 2008, Senior Consultant at Ibbotson Associates – a division Morningstar Inc.	N/A	N/A

Helen Thompson, 44	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 45	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

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Victor Zhang, 38	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO Investment Advisory Services, LLC, 2001 to 2006
			N/A	N/A

(1)
Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Company’s investment adviser, Wilshire Associates Incorporated.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company and as Trustee of the Trust. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Director of the Company since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of the Trust and the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Deleware). Ms. Cannella is also currently on the Board of Directors of Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Boards of Integrity Mutual Insurance Company and Unity Health Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin- School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

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Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Richard A. Holt. Mr. Holt has served as Director of the Company since 2006 and is chairperson of the Investment Committee. He also has served as a board member of other funds in the Wilshire funds complex since 1998. Mr. Holt held various senior positions in the investment management industry, including serving as a Director of Scudder, Stevens & Clark, Inc. and as Senior Relationship Manager with its division, Scudder Insurance Asset Management, until 1998.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

Harriet A. Russell. Ms. Russell has served as Director of the Company since 2006 and is chairperson of the Contract Review Committee. Ms. Russell also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1974 to 1983 and 1992 to 1996. Ms. Russell is President of the Greater Cincinnati Credit Union and also serves on its Board. Ms. Russell has served as Vice President for the Cincinnati Board of Education and was a teacher at Walnut Hills High School.

George J. Zock.  Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003.

Lawrence E. Davanzo. Mr. Davanzo has served as Director since 2005 and as President of the Company from 2005 to 2010. He is also chairperson of the Valuation Committee. Mr. Davanzo has served as President of the Adviser since 2007 and served as Senior Managing Director of the Adviser from 2004 to 2007.  Mr. Davanzo served as Managing Director of Guggenheim Partners from August 2004 to October 2004 and was an independent investor from 2001 to 2004. He also served as President of Investor Force Securities from 2000 to 2001 and was the Managing Director and founder of Asset Strategy Consultants, an investment consulting firm, from 1991 to 2000.

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Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of eight Directors, seven of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established five standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and sub-advisers. The Contract Review Committee coordinates the annual consideration of advisory, sub-advisory and distribution contracts and the 12b-1 distribution plan. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and sub-advisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

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Committees

The Board has five standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee held three meetings in 2010. The current members of the Audit Committee include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2010. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2010. The current members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (chairperson) and Mses. Cannella, Luhn, and Russell.

The Contract Review Committee held four meetings in 2010. The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (chairperson), Cannella and Luhn and Messrs. Formisano, Gubman, Holt and Zock.

The Valuation Committee held four meetings in 2010. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (chairperson) and Holt and Ms. Russell. Messrs. Formisano, Gubman, Zock and Mses. Cannella and Luhn serve as alternates.

Directors’ Holdings of Portfolio Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2010, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who Are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Margaret M. Cannella	None	None
Suanne K. Luhn	None	$10,001 – 50,000
Roger A. Formisano	None	None
Edward Gubman	None	$10,001 – 50,000
Richard A. Holt	None	Over $100,000
Harriet A. Russell	None	None
George J. Zock	None	$10,001 – 50,000

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Director Who Is an “Interested Person” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None

As of December 31, 2010, the Directors and officers of the Company did not hold in the aggregate, directly or beneficially, more than 1% of the outstanding shares of the Horace Mann Class Shares of the Fund.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2010. The Company does not compensate the “interested” Director or any of the officers. In addition, no remuneration was paid during the fiscal year ended December 31, 2010 to Ms. Cannella or Mr. Gubman who were not members of the Board during that time.

Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex*
Margaret M. Cannella	N/A	N/A	N/A	N/A
Roger D. Formisano	$13,720	N/A	N/A	$28,000
Edward Gubman	N/A	N/A	N/A	N/A
Richard A. Holt	$13,720	N/A	N/A	$28,000
Suanne K. Luhn	$11,760	N/A	N/A	$24,000
Harriet A. Russell	$13,720	N/A	N/A	$28,000
George J. Zock	$19,600	N/A	N/A	$40,000
______________
*
This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Horace Mann Class Shares of the Fund as of March 31, 2011. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

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Shareholders	Percentage Owned
Harry H. Bearse	8.39%
42747 Matthew Dr.
Sterling Heights, MI 48313-2656

Peter G. Yelick	8.39%
13755 Halleck Dr.
Sterling Heights, MI 48313-4235

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire. LA Capital is the sub-adviser to the Fund pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, as amended March 29, 2007 (the “Sub-Advisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Fund. All advisory fees are accrued daily. For the fiscal years ended December 31, 2008, 2009 and 2010, the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets, were as follows:

	Advisory Fee Paid	% of Average Net Assets
2008	$212,305	0.10%
2009	$156,225	0.10%
2010	$155,101	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more sub-advisers to manage the Fund or portions thereof.

Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

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Investment Sub-Advisory Agreement and Fees

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, 2008, 2009 and 2010, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Fund, and the corresponding percentages of net assets, were as follows:

	Sub-Advisory Fee Paid	% of Average Net Assets
2008	$106,153	0.02%
2009	$ 77,899	0.05%
2010	$106,153	0.05%

LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Fund other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Sub-Advisory Agreement will continue in effect unless sooner terminated as provided in the Sub-Advisory Agreement, so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio manager of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

LA Capital

LA Capital manages the Fund. Thomas D. Stevens, Chairman; Hal W. Reynolds, CIO; and Daniel E. Allen, Director of Global Equities are the senior portfolio managers for the portion of the Fund sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2010.

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Thomas D. Stevens, Hal W. Reynolds, CFA and Daniel E. Allen, CFA
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	17	$2,038.9	0	$0
Other Pooled Investment Vehicles:	2	$338.6	2	$338.6
Other Accounts:	34	$4,335	7	$1,241.1

As of December 31, 2010, LA Capital managed 53 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 19 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account will be managed individually, LA Capital will, at any given time, purchase and/or sell the same securities for many accounts. When appropriate, LA Capital will aggregate the same transactions in the same securities. Clients in an aggregated transaction will receive the same execution price per share, which will reflect an average of prices if the order is executed in multiple trades, and will be charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital will allocate the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.

Since client portfolios have different investment strategies, objectives, restrictions, constraints, startup dates and overlapping benchmark constituents, it is possible that LA Capital may be purchasing or holding a security for one client, and selling the same security for another client.

Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices. This is due to the fact that trade “waves” created using the “wave optimization algorithms,” are specific to each traded account and use live prices as a primary “wave” creation determinant. A wave traded for one account at a particular time in the day may have a different profit/loss profile (wave decision variable) than a wave traded for another account at a different time in the day, but the same stock may be traded as part of both waves, resulting in different trade execution prices.

In the event that LA Capital manages a proprietary portfolio with holdings and trades that coincide or overlap with a client managed account, it will be the firm’s policy to trade the client managed account(s) first and the proprietary account(s) last. If feasible, and if the impact on liquidity and market impact is determined to be inconsequential, LA Capital may trade client managed accounts in conjunction with proprietary accounts. Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with the respect to “aggregated transactions.”

The level of client fees or receivables will never enter the order priority decision making process by LA Capital or its traders. The sole factor that determines list trading priority is the profit/loss characteristics of the portfolio (client account) trade program. LA Capital and its traders will strive to capture as much profit as possible, based upon a benchmark that reflects the firm’s desire to minimize implementation shortfall. LA Capital believes this “frictionless” benchmark serves as the most stringent measure of market impact and opportunity cost as the firm applies its investment ideas.

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LA Capital’s senior portfolio managers, including Mr. Stevens, Mr. Reynolds and Mr. Allen are principals of LA Capital and are compensated based on LA Capital’s profits rather than on performance of particular accounts. Mr. Stevens’, Mr. Reynolds’ and Mr. Allen’s compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital’s profits. Mr. Stevens, Mr. Reynolds and Mr. Allen manage 9 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

As of December 31, 2010, Mr. Stevens, Mr. Reynolds and Mr. Allen did not own shares of the Fund.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Portfolios Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

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Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Company pursuant to a Portfolio Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration fees paid by the Fund to PFPC for the period from January 1, 2008 through July 13, 2008:

Administration Fees
January 1, 2008 – July 13, 2008	$154,079

The following table describes the administration fees paid by the Fund to SEI for the period July 14, 2008 through December 31, 2008 and for the years ended December 31, 2009 and December 31, 2010:

Administration Fees
July 14, 2008 – December 31, 2008	$71,944
January 1, 2009 – December 31, 2009	$107,648
January 1, 2010 – December 31, 2010	$108,571

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares. Prior to July 14, 2008, PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Company’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

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During the period January 1, 2008 through July 13, 2008, PFPC Distributors, Inc. received the following in distribution fees from the Fund:

Distribution Fees
January 1, 2008 – July 13, 2008	$167,306

During the period July 14, 2008 through December 31, 2008 and the fiscal years ended December 31, 2009 and December 31, 2010, the Distributor received the following in distribution fees from the Fund:

Distribution Fees
July 14, 2008 – December 31, 2008	$127,832
January 1, 2009 – December 31, 2009	$248,837
January 1, 2010 – December 31, 2010	$261,349

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Horace Mann Class Shares of the Fund reimburses the Distributor for its shareholder services and distribution expenses (the “Distribution Fee”) at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to a Dealer Agreement between the Distributor and Horace Mann Investors, Inc., the Distributor pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for providing distribution and services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information.

The Plan will continue in effect with respect to the Horace Mann Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. The Plan may be terminated at any time with respect to the Horace Mann Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. Amounts spent on behalf of the Horace Mann Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2010, are set forth below.

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	Printing	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Total
2010	$0	$0	$3,462	$0	$3,462

Custodian

BNY Mellon Asset Servicing Global Financial Institutions (“BNY Mellon”) (formerly, PNC Global Investment Servicing), 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as custodian of the assets of the Fund. Under the Custodian Services Agreement, BNY Mellon maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”), pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, LA Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

LA Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the sub-advisory agreement. LA Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors LA Capital’s compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with LA Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

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The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of LA Capital is summarized below.

LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering the proxy voting process and the Chief Compliance Officer the responsibility for its oversight. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis’ recommendations.

Glass Lewis’ general positions on various proposals are as follows:

Director Matters – Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case by case basis. It votes against proposals to impose classified boards and those proposals permitting the removal of directors without cause.

Shareholder Rights – Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions. It typically votes for proposals seeking to grant cumulative voting and evaluates shareholder proposals and proposals that increase the number of authorized shares on a case-by-case basis.

Compensation and Benefits Plans – Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis, however, they believe they are a useful tool when not abused. Glass Lewis views option exchanges with great skepticism and as a result reviews each on a case-by-case basis. Glass Lewis typically votes in favor of performance based option requirements, linking executive compensation to the performance of the business, the compensation of non-employee directors, allowing shareholders a non-binding or advisory vote on compensation policies and practices, the grant of options to executives. Glass Lewis typically votes in opposition of caps on executive stock options, and those proposals seeking to limit executive compensation will be reviewed on a case-by-case basis.

Routine Matters – Glass Lewis generally votes in favor of ratification of auditors and opposes including pension credits as a measure of income used to award performance based compensation.

PORTFOLIO TRANSACTIONS

LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

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Although LA Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio. [add explanation for significant difference in portfolio turnover in 2010]

For the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid total brokerage commissions of $190,568, $203,325 and $25,404.17, respectively. No brokerage commissions were paid to the Distributor. There were no spreads or concessions on principal transactions for any such period.

As of December 31, 2010, the Fund held the following securities of its regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Bank of America	$1,580,016
Citigroup	$1,181,318
Goldman Sachs	$1,029,139
Jefferies Group	$45,271
JPMorgan	$1,987,759
Morgan Stanley	$403,388

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

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Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “How to Purchase Fund Shares” and “How to Sell Fund Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purpose upon the securities that are used for such a payment.

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

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Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information”. For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Horace Mann Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to the Contract disclosure document.

Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2010 and intends to meet the same qualifications for the fiscal year ended December 31, 2011. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnership; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

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The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

Dividends paid by the Fund from ordinary income and distributions of the Fund’s net realized short-term capital gains are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and for taxable years beginning before January 1, 2013, distributions to individual and other non-corporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Fund is derived from certain qualifying dividends. Dividend income earned by the Fund will be so eligible only if the Fund has satisfied certain holding period and other requirements. In addition, the shareholder must meet certain holding period and other requirements with respect to his or her Fund shares. After the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.

Under the IRC, any distributions designated as being made from net capital gains are taxable to the Fund’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual and other non-corporate shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such dividends or distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other shares of the Fund or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the IRC.

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Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Other Tax Information

The Fund may be required to withhold for U.S. federal income taxes 28% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding.  Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

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The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states, which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

At December 31, 2010, the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2011	2012	2013	2016	2017	2018
$3,810,802	$5,509,772	$108,266	$9,735,193	$30,139,483	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), the Fund will generally be able to carry forward such capital losses indefinitely.  The Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire Large Cap Core Plus Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

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Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire Large Cap Core Plus Fund:
Wilshire Large Cap Core Plus Fund – Investment Class Shares
Wilshire Large Cap Core Plus Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation.

Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual reports that include the Fund’s financial statements to all its shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Fund contained in its annual report for the fiscal year ended December 31, 2010 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

31

WILSHIRE MUTUAL FUNDS, INC.

PART C—OTHER INFORMATION

Item 28.	Exhibits:

(a)	(1)
Articles of Incorporation dated July 30, 1992 are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 (“Post-Effective Amendment No. 3”).

	(2)	Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 3.
	(3)
Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 (“Post-Effective Amendment No. 8”).

	(4)
Articles of Amendment dated May 31, 1996 to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 8.

	(5)
Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 (“Post-Effective Amendment No. 11”).

	(6)
Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998.

	(7)
Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 (“Post-Effective Amendment No. 16”).

	(8)
Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004.

	(9)
Articles Supplementary dated August 24, 2007 to the Articles of Incorporation establishing and classifying shares of the Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”) are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A which was filed on August 28, 2007.

	(10)
Articles of Amendment dated October 25, 2007 to the Articles of Incorporation amending the 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 32”).

	(11)
Articles Supplementary dated February 13, 2008 establishing and classifying shares of the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-14 which was filed on February 19, 2008 (“Post-Effective Amendment No. 33”).

	(12)
Articles Supplementary dated March 5, 2009 liquidating the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A which was filed on April 30, 2009 (“Post-Effective Amendment No. 44”).

	(13)	Articles of Amendment dated April 28, 2009 amending the name of the Index Fund are incorporated by reference to Post-Effective Amendment No. 44.
	(14)	Articles of Amendment changing the name of the Wilshire Large Cap Core 130/30 Fund to the Wilshire Large Cap Core Plus Fund dated April 15, 2011 is filed herein.*
(b)	(1)	By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Post-Effective Amendment No. 3.
(2)
Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996.

(3)
Amended By-Laws dated February 24, 2005 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A which was filed on May 1, 2006 (“Post-Effective Amendment No. 27”).

	(4)	Amended By-Laws dated June 20, 2005 are incorporated by reference to Post-Effective Amendment No. 27.
	(5)	Amended By-Laws dated March 4, 2011 are filed herein.*
(c)		Not Applicable
(d)	(1)
Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 (“Post-Effective Amendment No. 22”).

	(2)	Notice relating to Investment Advisory Agreement adding the Fund is incorporated by reference to Post-Effective Amendment No. 32.
(3)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity Research, Inc. dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22.

(4)
Amendment No. 1 dated April 25, 2003 to Investment Sub-Advisory Agreement with Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to the Registration Statement on Form N-1A which was filed on April 30, 2010 (“Post-Effective Amendment No.  46”) .

(5)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management Company, LLC dated November 13, 2007 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A which was filed on April 30, 2008 (“Post-Effective Amendment No. 35”).

(6)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC dated December 23, 2004 is incorporated by reference to PostEffective Amendment No. 25 to the Registration Statement on Form N-1A which was filed on February 25, 2005.

	(7)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management Inc. is incorporated by reference to Post-Effective Amendment No. 28.
	(8)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and TWIN Capital Management, Inc. is incorporated by reference to Post-Effective Amendment No. 32.
	(9)	Form of Amendment to Sub-Advisory Agreements between Wilshire Associates Incorporated and each Los Angeles Capital Managment & Equity Research, Inc., NWQ Investment Management, LLC and Pzena Investment Management LLC is incorporated by reference to Post-Effective Amendment No. 28.

	(10)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pyramis Global Advisors, LLC (“Pyramis”) dated January 27, 2010 is incorporated by reference to Post-Effective Amendment No. 45.

	(11)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and UBS Global Asset Management (Americas) Inc. (“UBS”) dated November 24, 2009 is incorporated by reference to Post-Effective Amendment No. 45.

	(12)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Acadian Asset Management, Inc. (“Acadian”) dated September 20, 2007 is incorporated by reference to Post-Effective Amendment No. 45.

	(13)	Amendment to Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Acadian dated August 21, 2009 is incorporated by reference to Post-Effective Amendment No. 45.
	(14)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Ranger Investment Management, L.P. dated September 19, 2007 is incorporated by reference to Post-Effective Amendment No. 46.

	(15)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Systematic Financial Management, L.P. dated September 19, 2007 is incorporated by reference to Post-Effective Amendment No. 46.

	(16)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Cornerstone Capital Management, Inc. dated March 23, 2010 is filed herein.*
(e)	(1)
Distribution Agreement between the Fund and SEI Investments Distribution Co., dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-IA which was filed on July 1, 2008 (“Post-Effective Amendment No. 42”).

(f)		Not Applicable.
(g)	(1)
Custodian Services Agreement between the Fund and PNC Global Investment Servicing (“PNC”) (formerly PFPC Trust Company), dated June 13, 2005 is incorporated by reference to Post-Effective Amendment No. 27.

	(2)	Amendment to Custodian Services Agreement with PNC (formerly PFPC Trust Company) is incorporated by reference to Post-Effective Amendment No. 35.
	(3)	Custody Agreement between Wilshire Mutual Funds, Inc., on behalf of the Large Cap Core Plus Fund, and Custodial Trust Company is incorporated by reference to Post-Effective Amendment No. 35.
	(4)
Special Custody Account Agreement between Wilshire Mutual Funds, Inc. on behalf of the Large Cap Core Plus Fund, and Bear Stearns Securities Corp. dated November 9, 2007 is incorporated by reference to Post-Effective Amendment No.  46.

	(5)
Novation and Transfer Agreement between Custodian Trust Company and J.P. Morgan Chase Bank, N.A. re: Special Custody Account Agreement dated April 2, 2009 is incorporated by reference to Post-Effective Amendment No.  46.

(h)	(1)	Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 27.

	(2)	Amendment to Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 32.
	(3)	Administration Agreement with SEI Investments Global Funds Services, dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42.
	(4)	Expense Limitation Agreement between Wilshire Mutual Funds, Inc., on behalf of the Large Cap Core Plus Fund and Wilshire Associates Incorporated dated May 1, 2011, is filed herein.
(i)		Opinion and Consent of Counsel is filed herein.
(j)		Consent of independent registered public accountant is filed herein.
(k)		Not Applicable.
(l)
Purchase Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated November 6, 1998 relating to the Dow Jones Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A which was filed on November 25, 1998.

(m)	(1)	Amended Service and Distribution Plan under Rule 12b-1, for Investment Class shares is incorporated by reference to Post-Effective Amendment No. 44.
	(2)	Amended Service and Distribution Plan under Rule 12b-1, for Qualified Class shares is incorporated by reference to Post-Effective Amendment No. 44.
	(3)	Amended Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares is incorporated by reference to Post-Effective Amendment No. 44.
(n)		Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated by reference to Post-Effective Amendment No. 16.
(o)		Reserved.
(p)	(1)	Amended Code of Ethics of Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to Post-Effective Amendment No. 46.
	(2)	Amended Code of Ethics of NWQ Investment Management Company, LLC is incorporated by reference to Post-Effective Amendment No. 44.
	(3)	Code of Ethics of Pzena Investment Management, LLC is incorporated by reference to PostEffective Amendment No. 35.
	(4)	Standards of Business Conduct and Code of Ethics of the Fund and Wilshire Associates Incorporated is incorporated by reference to Post-Effective Amendment No. 35.
	(5)	Amended Code of Ethics of Ranger Investment Management, L.P. is incorporated by reference to Post-Effective Amendment No. 44.
	(6)	Amended Code of Ethics of Victory Capital Management Inc. is incorporated by reference to Post-Effective Amendment No. 44.
	(7)	Amended Code of Ethics of TWIN Capital Management, Inc. is incorporated by reference to Post-Effective Amendment No. 44.

(8)	Code of Ethics of Pyramis Global Advisors is incorporated by reference to Post-Effective Amendment No. 45.
(9)	Code of Ethics of UBS Global Asset Management (American) Inc. is incorporated by reference to Post-Effective Amendment No. 45.
(10)	Amended Code of Ethics of Systematic Financial Management, LP is incorporated by reference to Post-Effective Amendment No. 46.
(11)	Amended Code of Ethics of Cornerstone Capital Management, Inc. is filed herein.*
(12)	Amended Code of Ethics of Wilshire Associates Incorporated is filed herein.*
(13)	Powers of Attorney for George J. Zock, Richard A. Holt, Harriet A. Russell and Roger A. Formisano are incorporated by reference to Post-Effective Amendment No. 27.
(14)
Power of Attorney for Suanne K. Luhn is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 33”).

(15)	Powers of Attorney for Margaret M Cannella and Edward Gubman are filed herein.*

*	Filed herein

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to Post-Effective Amendment No. 42.

Item 31.	Business and Other Connections of Investment Adviser

The list required by this Item 31 of officers and directors of Wilshire Associates Incorporated, Acadian Asset Management, LLC, Cornerstone Capital Management, Inc., Los Angeles Capital Management and Equity Research, NWQ Investment Management Company, LLC,  Pyramis Global Advisors, LLC, Pzena Investment Management, LLC, Inc., Ranger Investment Management, L.P., Systematic Financial Management, L.P., TWIN Capital Management, Inc., UBS Global Asset Management (Americas) Inc. and Victory Capital Management Inc., together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

Wilshire Associates Incorporated

NAME AND POSITION WITH WILSHIRE	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WILSHIRE	CAPACITY
Dennis Anthony Tito, Director and Chief Executive Officer	—	—
Aaron Eubanks, Chief Compliance Officer	—	—
Howard Tamotsu Yata, Managing Director	—	—
Cecilia Infee Loo, Managing Director	—	—
Julia Kathleen Bonafede, Senior Managing Director	—	—
Lawrence E. Davanzo, President	—	—
Jeffrey L. Ennis, Senior Managing Director	—	—
William G. Bensur, Jr., Senior Managing Director	—	—
Peter G. Matheos, Senior Managing Director	—	—
David L. Hall, Senior Managing Director	—	—
John Hindman, Chief Financial Officer	—	—
Kevin Nee, President	—	—

Acadian Asset Management, LLC

NAME AND POSITION WITH INVESTMENT ADVISOR	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
Gary Bergstrom, Chairman, Member of Board of Managers	Acadian Asset Management (Singapore) Pte Ltd	Director, asset management
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Acadian Asset Management (UK) Ltd	Director, asset management
Churchill Franklin, Executive Vice President, Member of Board of Managers	Acadian Asset Management (UK) Ltd	Director, asset management
	Acadian Asset Management (Australia) Ltd	Director, asset management
	Acadian Cayman Limited G.P.	Director, asset management

Ronald Frashure, Chief Executive Officer, President, Member of Board of Managers	Acadian Asset Management (Singapore) Pte Ltd	Director, asset management
	Acadian Cayman Limited G.P.	Director, asset management
Mark Minichiello, Senior Vice President, Chief Financial Officer, Treasurer, Secretary, Member of Board of Managers	Acadian Asset Management (UK) Ltd	Director, asset management
Raymond Mui, Senior Vice President, Member of Board of Managers	Acadian Cayman Limited G.P.	Director, asset management
Ross Dowd, Senior Vice President, Head of Client Service, Member of Board of Managers	Acadian Asset Management (UK) Ltd	Director, asset management
	Acadian Cayman Limited G.P.	Director, asset management
Hunter Smith, Senior Vice President, Chief Technology Officer	None
Linda Gibson, Member of Board of Managers	Director, Executive Vice President and Chief Operating Officer and acting CEO - Old Mutual (US) Holdings Inc. (a holding company);	Affiliated Directorships
Larch Lane Advisors, LLC (an investment advisor); 2100 Xenon Group LLC (an investment advisor);
Acadian Asset Management LLC (an investment advisor);
300 North Capital, LLC (f/k/a Provident Investment Counsel, Inc. ) (an investment advisor);

Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor);
Dwight Asset Management Company LLC (an investment advisor;
Investment Counselors of Maryland, LLC (an investment advisor)
Lincluden Management Limited (an investment advisor)
Old Mutual Asset Management International , Ltd. (an investment advisor)
Old Mutual Asset Managers (UK) Ltd. (an investment advisor);
Copper Rock Capital Partners, LLC (an investment advisor); Old Mutual Capital, Inc. (an investment advisor);
Ashfield Capital Partners, LLC (an investment advisor); Old Mutual Asset Management Trust Company (a trust company)
Old Mutual Fund Managers Limited (a fund manager)
Matthew Berger, Member of Board of Managers	Chief Financial Officer, Senior Vice President and Director Old Mutual (US) Holdings Inc. (a holding company);	Affiliated Directorships
Acadian Asset Management LLC (investment advisor)
Stephen Clarke, Member of Board of Managers
Senior Vice President, Relationship Manager - Old Mutual (US) Holdings Inc. (a holding company); Acadian Asset Management LLC (an investment advisor);
Lincluden Management Limited (an investment advisor)
Affiliated Directorships
300 North Capital, LLC (an investment advisor)
Larch Lane Advisors LLC (an investment advisor)

James Mikolaichik, Member of Board of Managers	Executive Vice President, Head of Strategy, Product and Corporate Development - Old Mutual (US) Holdings Inc. (a holding company); Acadian Asset Management LLC (an investment advisor);	Affiliated Directorships
2100 Xenon Group LLC (an investment advisor)
Old Mutual Capital, Inc. (an investment advisor)
Matthew Appelstein, Member of Board of Managers	Executive Vice President, Head of Sales and Marketing - Old Mutual (US) Holdings Inc. (a holding company);	Affiliated Directorships
Acadian Asset Management LLC (an investment advisor);
Old Mutual Investment Partners; Old Mutual Global Funds, plc;
Old Mutual Absolute Return Funds; Old Mutual Emerging Managers Funds;
TS&W/Claymore Tax-Advantaged Balanced Fund;
Old Mutual Capital Inc.

Cornerstone Capital Management, Inc.

NAME AND POSITION WITH CORNERSTONE	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN CORNERSTONE	CAPACITY

Andrew S. Wyatt, CEO
Thomas G. Kamp, President
William C. Daniels, Senior Vice President
Thom C. Berkowitz, Senior Vice President
Paul R. Roach, Vice President
Thomas M. Paulson, Vice President
Jonathon A. Neitzell, Vice President
Chad E. Klatt, Vice President
Adam J. Freeman, Vice President
Robert J. Turkington, Vice President

Los Angeles Capital Management and Equity Research, Inc.

NAME AND POSITION WITH LA CAPITAL	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN LA CAPITAL	CAPACITY
Thomas Stevens, Chairman	—	—
Hal Reynolds, Chief Investment Officer	—	—
David Borger, Director of Research	—	—
Stuart Matsuda, Director of Trading	—	—

NWQ Investment Management Company, LLC

NAME AND POSITION WITH NWQ	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN NWQ	CAPACITY
Jon D. Bosse, Co-President, Chief Investment Officer and Managing Director	—	—
John Conlin, Co-President and Chief Operating Officer	Pope Resources Limited – 19245 Tenth Ave. Poulsbo, WA 98370	Director
	University of Michigan – Ann Arbor, MI 48109	Board of Advisors
	University of Rochester – Rochester, NY 14627	Endowment Investment Committee
	Victory Park Capital – 222 W Adams St Chicago, IL 60606	Board of Advisors
Patrick Goshtigian, Managing Director	—	—
Phyllis G. Thomas, Managing Director	—	—
Kirk Allen, Managing Director	—	—
Patrick Schloss, Managing Director	—	—
David Stumpf, Managing Director	—	—
Avi Mizrachi, Managing Director, Chief Compliance Officer, General Counsel and Assistant Secretary	—	—

Sherri A. Hlavacek, Vice President and Controller	—	—
Leora Weiner, Vice President and Assistant Secretary
Darcy A. Gratz, Vice President
Scott Grace, Vice President and Treasurer
Michelle Lynd, Vice President and Assistant Secretary
Sally Case, Vice President
John L. MacCarthy, Vice President and Secretary
Stuart J. Cohen, Vice President and Assistant Secretary
Larry W. Martin, Vice President and Assistant Secretary
Kevin J. McCarthy, Vice President and Assistant Secretary
Gifford R. Zimmerman, Vice President and Assistant Secretary

Pyramis Global Advisors, LLC

NAME AND POSITION WITH PYRAMIS	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN PYRAMIS	CAPACITY
Kevin Uebelein, Director, President and Chief Executive Officer	—	—
Kenneth Rathgeber, Chief Compliance Officer	—	—
Bill Dailey, Director, Chief Financial Officer and Treasurer	—	—
Young Chin, Director and Chief Investment Officer	—	—
Michael Cappucci, Secretary	—	—
Mark Friebel, Senior Vice President	—	—
Robert Swanson, Vice President	—	—
David Shore, Assistant Secretary	—	—
Kenneth Rathgeber, Chief Compliance Officer	—	—

Pzena Investment Management, LLC

NAME AND POSITION WITH PZENA	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN PZENA	CAPACITY
Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer	Pzena Investment Management, Inc.	Executive Officer and Chairman, Board of Directors
John P. Goetz, Managing Principal and Co-Chief Investment Officer	Pzena Investment Management, Inc.	Executive Officer
William L. Lipsey, Managing Principal and Head of Marketing and Client Services	Pzena Investment Management, Inc.	Executive Officer
Gregory Martin, Chief Financial Officer	Pzena Investment Management, Inc.	Executive Officer
Michael Peterson, Managing Principal and Portfolio Manager	—	—
Antonio DeSpirito, Managing Principal and Portfolio Manager	—	—
Benjamin Silver, Co-Director of Research and Portfolio Manager	—	—
Lawrence Kohn, Portfolio Manager and Chief Operating Officer	—	—
Joan Berger, General Counsel and Chief Compliance Officer	—	—
Keith Komar, Chief Administrative Officer	—	—
Manoj Tandon, Co-Director of Research and Portfolio Manager	—	—

Ranger Investment Management, L.P.

NAME AND POSITION WITH RANGER	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN RANGER	CAPACITY
W. Conrad Doenges, Principal, Portfolio Manager	—	—
Scott Canon, Principal, President	Ranger Capital Group Holdings, L.P.	Principal, President
	Green Mountain Energy Company 300 W 6th St, Ste. 900 Austin, TX 78701	Director
Jay Thompson, Principal, Chief Operating Officer/Chief Financial Officer	Ranger Capital Group Holdings, L.P.	Principal, Chief Operating Officer/Chief Financial Officer
Nim Hacker, Principal, General Counsel	Ranger Capital Group Holdings, L.P.	Principal, General Counsel
Tom Burson, Chief Compliance Officer	Ranger Capital Group Holdings, L.P.	Chief Compliance Officer

Systematic Financial Management, L.P.

NAME AND POSITION WITH SYSTEMATIC	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN SYSTEMATIC	CAPACITY
D. Kevin McCreesh, CFA Chief Investment Officer, Portfolio Manager, Partner	—	—
Ronald Mushock, CFA Portfolio Manager, Partner	—	—
Kenneth Burgess, CFA Portfolio Manager, Partner	—	—
Greg Wood Head Trader, Partner	—	—
Karen Kohler Chief Operating Office, Chief Compliance Officer, Partner	—	—
Eoin Middugh, CFA, Portfolio Manager, Partner	—	—

TWIN Capital Management, Inc.

NAME AND POSITION WITH TWIN	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN TWIN	CAPACITY
Geoffrey Gerber, President and Secretary	-Twin Capital Management LP D/B/A “Team Systems”	-Owner
	-Twin Partners LLC	-Managing Member (for Twin Capital Management Inc.)
James Hough, Senior Vice President	—	—
Christopher Erfort, Senior Vice President	—	—
James Drake, Chief Financial Officer and Chief Compliance Officer	—	—

UBS Global Asset Management (Americas) Inc.

NAME AND POSITION WITH ADVISER	OTHER COMPANY	POSITION WITH OTHER COMPANY
Shawn K. Lytle President, Managing Director, Head of Americas Region and Member of Board of Directors	UBS AG	Member of UBS Global Asset Management Executive Committee
	UBS Global Asset Management Trust Company	President and Member of Board of Directors
	UBS Global Asset Management (US) Inc.	Vice President, Managing Director and Member of Board of Directors
Mark F. Kemper Managing Director, Secretary, and General Counsel – Americas	UBS Global Asset Management Trust Company	Secretary
	UBS Global Asset Management (US) Inc.	Secretary and Managing Director
John Moore Managing Director, Treasurer, Head of Finance Control – Americas, and Member of Board of Directors	UBS Global Asset Management Trust Company	Treasurer
	UBS Global Asset Management (US) Inc.	Treasurer, Managing Director and Member of Board of Directors
Barry M. Mandinach Managing Director, Head of Distribution, Vice President and Member of Board of Directors	UBS Global Asset Management (US) Inc.	President, Managing Director and Member of Board of Directors
Joseph M. McGill Managing Director and Chief Compliance Officer - Americas	UBS Global Asset Management Trust Company	Chief Compliance Officer
	UBS Global Asset Management (US) Inc.	Chief Compliance Officer and Managing Director

Victory Capital Management Inc.

NAME AND POSITION WITH VICTORY	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN VICTORY	CAPACITY
David C. Brown, President – Investments and Operations	—	—
Greg J. Betchkal, Chief Compliance Officer of KeyBank, NA	—	—
Kenneth F. Fox, Chief Compliance Officer	—	—
Gregory N. River, Head of Equities	—	—
Chris Ohmacht, President – Global Distribution	—	—
Robert L. Wagner, Chief Executive Officer	—	—
Richard G. Zeiger, Secretary	—	—
Heidi L. Adelman, Chief Investment Officer Mortgage Investments	—	—
Lawrence G. Babin, Chief Investment Officer Diversified Equity	—	—
Michael Black, Chief Financial Officer	—	—
Leslie Globits, Chief Investment Officer Mid Cap Equity	—	—
Richard A. Janus, Chief Investment Officer Convertible Securities	—	—
Matthias A. Knerr, Chief Investment Officer International Large Cap Equity	—	—

Margaret Lindsay, Chief Investment Officer International Small Cap Equity	—	—
Erick F. Maronak, Chief Investment Officer Large Cap Growth	—	—
Gary H. Miller, Chief Investment Officer Small Cap Value Equity	—	—
Ernest C. Pelaia, Chief Investment Officer Passive Fixed Income Investments	—	—
Arvind K. Sachdeva, Chief Investment Officer Large Cap Value	—	—
Paul A. Toft, Chief Investment Officer Municipal Investments	—	—
C. Stephen Wesselkamper, Chief Investment Officer Money Market Investments	—	—

Item 32.	Principal Underwriters:

(a) SEI Investments Distribution Co. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Causeway Capital Management Trust	September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003
The Arbitrage Funds	May 17, 2005
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
FaithShares Trust	August 7, 2009
Schwab Strategic Trust	October 12, 2009
iShares MSCI Emerging Markets Small Cap Index Fund, Inc.	June 16, 2010
iShares MSCI Russia Capped Index Fund, Inc.	June 16, 2010
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)        Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B.  Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Edward D. Loughlin	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
Lori L. White	Vice President & Assistant Secretary	--
John P. Coary	Vice President & Assistant Secretary	--
John J. Cronin	Vice President	--
Robert M. Silvestri	Vice President	--

(c)	Not Applicable

Item 33.	Location of Accounts and Records

1.	SEI Investments Global Fund Services One Freedom Valley Drive Oaks, Pennsylvania 19456 (records relating to its function as fund accountant and administrator)
2.	DST Systems, Inc. 333 W. 11th Street Kansas City, MO 64105 (records relating to its functions as transfer agent)
3.	SEI Investment Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456 (records relating to its functions as distributor)

4.	PNC Global Investment Servicing 8800 Tinicum Boulevard 4th Floor Philadelphia, PA 19153 (records relating to its function as custodian for all Funds except the Large Cap Core Plus Fund)
5.	Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540 (records relating to its function as former custodian to the Large Cap Core Plus Fund)
6.	JP Morgan Chase Bank, N.A. 3 Chase Center, 8th Floor Brooklyn, NY 11245 (records relating to its function as custodian to the Large Cap Core Plus Fund)
7.	Wilshire Associates Incorporated 1299 Ocean Avenue Suite 700 Santa Monica, CA 90401 (records relating to its function as investment adviser)
8.	Los Angeles Capital Management & Equity Research, Inc. 11150 Santa Monica Blvd. Suite 200 Los Angeles, CA 90025 (records relating to its function as investment sub-adviser)
9.	NWQ Investment Management Company, LLC 2049 Century Park East 4th Floor Los Angeles, California 90067 (records relating to its function as investment sub-adviser)
10.	Pzena Investment Management, LLC 120 West 45th Street 34th Floor New York, New York 10036 (records relating to its function as investment sub-adviser)
11.	Victory Capital Management Inc. 127 Public Square Cleveland, Ohio 44114 (records relating to its function as investment sub-adviser)
13.	TWIN Capital Management, Inc. 3244 Washington Road, Suite 202 McMurray, PA 15317 (records relating to its function as investment sub-adviser)
14.	Acadian Asset Management, LLC One Post Office Square, 20th Floor Boston, MA 02109 (records relating to its function as investment sub-adviser)

15.	Ranger Investment Management, L.P. 300 Crescent Court, Suite 1100 Dallas, TX 75201 (records relating to its function as investment sub-adviser)
16.	Systematic Financial Management, L.P. 300 Frank W. Burr Boulevard Glenpointe East 7th Floor Teaneck, NJ 07666 (records relating to its function as investment sub-adviser)
17.	Pyramis Global Advisors, LLC 900 Salem Street Smithfield, RI 02917 (records relating to its function as sub-adviser)
18.	UBS Global Asset Management (Americas) Inc. 1 North Wacker Drive Chicago, IL 60606 (records relating to its function as sub-adviser)
19.	Cornerstone Capital Management, Inc. 7101 W. 78th Street, Suite 201 Minneapolis, MN 55439 (records relating to its function as sub-adviser)

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 47 to the Registration Statement under 485(b) of the Securities Act and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and the State of California, on the 29th day of April, 2011.

WILSHIRE MUTUAL FUNDS, INC.

By:	/s/ Jamie Ohl________________________
Jamie Ohl, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 47 to the registration statement has been signed below on April 29, 2011 by the following persons in the capacities indicated.

	Signature	Title	Date

	Lawrence E. Davanzo*	Trustee	April 29, 2011
Lawrence E. Davanzo

	Margaret M. Cannella*	Trustee	April 29, 2011
Margaret M. Cannella

	Roger Formisano*	Trustee	April 29, 2011
Roger Formisano

	Edward Gubman*	Trustee	April 29, 2011
Edward Gubman

	Richard A. Holt*	Trustee	April 29, 2011
Richard A. Holt

	Suanne K. Luhn*	Trustee	April 29, 2011
Suanne K. Luhn

	Harriet A. Russell*	Trustee	April 29, 2011
Harriet A. Russell

	George J. Zock*	Trustee	April 29, 2011
George J. Zock

	/s/Michael Wauters	Treasurer	April 29, 2011
Michael Wauters

	/s/ Jamie Ohl	President	April 29, 2011
Jamie Ohl

*By:	/s/ Lawrence E. Davanzo		April 29, 2011
Lawrence E. Davanzo
As Attorney-in-Fact and Agent pursuant to the powers of attorney previously filed or filed herewith.

EXHIBIT INDEX

(a)(14)	Articles of Amendment changing the name of the Wilshire Large Cap Core 130/30 Fund to the Wilshire Large Cap Core Plus Fund dated April 15, 2011

(b)(5)	Amended By-Laws dated March 4, 2011

(d)(5)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management Company, LLC dated November 13, 2007

(d)(16)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Cornerstone Capital Management, Inc. dated March 23, 2010

(h)(4)	Expense Limitation Agreement dated May 1, 2011

(i)	Opinion and Consent of Legal Counsel

(j)	Consent of Independent Registered Public Accountant

(p)(11)	Amended Code of Ethics of Cornerstone Capital Management, Inc.

(p)(12)	Amended Code of Ethics of Wilshire Associates Incorporated

(p)(15)	Powers of Attorney for Margaret M. Cannella and Edward Gubman